UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.   )
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Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
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☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12
ARLO TECHNOLOGIES, INC.
(Name of registrant as specified in its charter)
(Name of person(s) filing proxy statement, if other than the registrant)
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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Arlo Technologies, Inc.
5770 Fleet Street
Carlsbad, California 92008
April 25, 2025
Dear Stockholders:
We are pleased to invite you to participate in our 2025 Annual Meeting of Stockholders (the “Annual Meeting”) to be held virtually on Friday June 20, 2025 at 9:30 a.m., Pacific Time. You can participate in and vote at our Annual Meeting by visiting http://www.virtualshareholdermeeting.com/ARLO2025 and entering the 16-digit control number included in your Notice of Internet Availability of Proxy Materials (the “Notice”), voting instruction form, or proxy card.
Further details regarding participation in the Annual Meeting and the business to be conducted are described in the Notice you received in the mail and in this proxy statement. We have also made available a copy of our 2024 Annual Report to Stockholders (the “Annual Report”) with this proxy statement. We encourage you to read our Annual Report. It includes our audited consolidated financial statements and provides information about our business.
We have elected to provide access to our proxy materials over the Internet under the U.S. Securities and Exchange Commission’s “notice and access” rules. We are constantly focused on improving the ways people connect with information, and believe that providing our proxy materials over the Internet increases the ability of our stockholders to connect with the information they need, while reducing the environmental impact of our Annual Meeting. If you want more information, please see the Questions and Answers section of this proxy statement.
Your vote is important. Whether or not you plan to participate in the Annual Meeting, we hope you will vote as soon as possible. You may vote over the Internet, as well as by telephone, or, if you requested to receive printed proxy materials, by mailing a proxy or voting instruction form. Please review the instructions on each of your voting options described in this proxy statement, as well as in the Notice you received in the mail.
Thank you for your ongoing support of, and continued interest in, Arlo.
Sincerely,

/s/ Matthew McRae
Matthew McRae
Chief Executive Officer and Director

Carlsbad, California
April 25, 2025

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Date	June 20, 2025
Time	9:30 AM Pacific Time
Virtual Meeting	http://www.virtualshareholdermeeting.com/ARLO2025
Record Date	April 21, 2025. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.
Proxy Voting	Make your vote count.

You will need to have the 16-digit control number included on your Notice of Internet Availability of Proxy Materials (the “Notice”). Voting your shares now via the Internet, by telephone, or by signing, dating, and returning the enclosed proxy card or voting instruction form will save the expense of additional solicitation. If you wish to vote by mail, we have enclosed an addressed envelope with postage prepaid if mailed in the United States. Submitting your proxy now will not prevent you from voting your shares during the Annual Meeting, as your proxy is revocable at your option. We are requesting your vote to:

Items of Business	• To elect the two nominees for Class I directors named herein to hold office until the 2028 annual meeting of stockholders.
• To ratify the appointment by the Audit Committee of the Board of Directors of Deloitte & Touche LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2025.
• To approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed herein.
• To conduct any other business properly brought before the meeting.

By Order of the Board of Directors,

/s/ Ralph E. Faison
Ralph E. Faison
Chairman of the Board of Directors

Carlsbad, California
April 25, 2025
You are cordially invited to attend the meeting online. Whether or not you expect to attend the meeting online, please complete, date, sign and return the proxy mailed to you, or vote over the telephone or the Internet as instructed in these materials, as promptly as possible in order to ensure your representation at the meeting. Even if you have voted by proxy, you may still vote if you attend the meeting online. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

PROXY STATEMENTS

PROXY SUMMARY

Annual Stockholders Meeting

Date: June 20, 2025	Place: http://www.virtualshareholdermeeting.com/ARLO2025
Time: 9:30 AM Pacific Time	Record Date: April 21, 2025
Voting:
Stockholders as of the record date are entitled to vote. Each share of common stock of Arlo Technologies, Inc. (the “Company,” “Arlo” or “we”) is entitled to one vote for each director nominee and one vote for each proposal.

Meeting Agenda: The meeting will cover the proposals listed under Voting Matters and Vote Recommendations below, and any other business that may properly come before the meeting.	Mailing Date: The Proxy Statement was first mailed to stockholders on or about April 25, 2025.

Ways to Vote

Vote your shares in advance of the meeting at www.proxyvote.com. Have your Notice of Internet Availability for the 16-digit control number needed to vote.
Vote your shares during the meeting at http://www.virtualshareholdermeeting.com/ARLO2025 Have your Notice of Internet Availability for the 16-digit control number needed to vote.
Call toll-free number 1-800-690-6903.
Sign, date, and return the enclosed proxy card or voting instruction form.

Voting Matters and Vote Recommendations

Proposal		Page	Board Recommends	Rationale
1.	Election of Directors	59	FOR
To elect the two director nominees named in the proxy statement, each to serve for a three-year term and until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation, removal, retirement or disqualification.

2.	Ratification of Appointment of Independent Registered Public Accounting Firm	61	FOR	To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.
3.	Advisory Vote on Executive Compensation	64	FOR	To approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the proxy statement.

Arlo Technologies, Inc. Notice of 2025 Annual Meeting and Proxy Statement 1

Business Highlights
Since becoming a public company we have been on a journey to transform Arlo into a world-class software-driven subscription company. 2024 was a pivotal year in our transformation as we accelerated the growth of our services business which drove outstanding results across all of our key metrics. Strong market demand, increased subscriptions, higher average revenue per user, and record gross margin are fueling Arlo’s trajectory of improving operational and financial performance including enhanced profitability. Our investments in new strategic partnerships are designed to further differentiate Arlo in the smart security space and position our business to accelerate our growth trajectory and achieve our long-range targets.

Overall*	Subscription Services*
• Total revenue of $510.9 million with service revenue representing 48% of total	• Record full year service revenue of $243.0 million and non-GAAP service gross margin of 78.1%
• Non-GAAP operating income of $37.9 million, an increase of 52% year over year	• Paid accounts of 4.6 million as of December 31, 2024 up 63.5% year over year
• Cash and cash equivalents and short-term investments were $151.5 million as of December 31, 2024	• Annual recurring revenue (“ARR”) ended at $257.3 million, growing 22.5% year over year
• Full year free cash flow of $48.6 million, up 37% year over year with free cash flow margin of 9.5%

*	Refer to Annex A of this Proxy Statement for reconciliations of non-GAAP items.
Arlo’s keen focus on important business metrics resulted in our delivery of operational excellence that is being recognized by the investment community and which drove a 219% increase in our stock price since December 30, 2022 to a closing price of $11.19 on December 31, 2024. The following graph shows a comparison of cumulative total return for Arlo’s stock price, the S&P 600 Information Technology (“IT”) Index and Russell 2000 Index from December 30, 2022 to December 31, 2024.

2

PROXY SUMMARY

Corporate Governance Highlights
Arlo recently transitioned from emerging growth company status in 2023 to large accelerated filer status in 2024. Along with our transformation into a world-class software-driven subscription company, we are not only increasing our focus on our level of disclosure but also placing greater emphasis on the importance of corporate governance.

1	Independent Board and Leadership	The Board of Directors (“Board”) has an independent Chair. All directors other than our Chief Executive Officer are independent and all committees are composed entirely of independent directors.
2	Oversight
Risk: Our Board and Audit Committee receive regular updates from management on our enterprise risk management, including financial risk exposures and legal and regulatory compliance.
Cybersecurity: Our dedicated Cybersecurity and Privacy Committee oversees risks related to our information technology systems and processes, including privacy, network security and data security.
Sustainability: Our Nominating and Corporate Governance Committee oversees key environmental and social practices and initiatives expected to have a significant impact on our performance, business activities or reputation.

3	Board Refreshment and Composition	Our average board tenure is only six years and our diverse Board reflects a strong mix of backgrounds, skills and industry expertise.
4	Engaged Directors
All directors attended at least 75% of Board and applicable committee meetings in 2024 and the Chairman of the Board and Chair of the Compensation and Human Capital Committee participated in stockholder engagement meetings.

5	Robust Stockholder Engagement
Since the 2024 Annual Meeting, our management team and Board have held engagement meetings with 16 of our largest institutional stockholders, representing ownership of more than 60% of shares outstanding.

6	Accountability to Stockholders	We maintain a Majority Voting in Uncontested Elections Policy resignation policy. We hold an annual say-on-pay vote.
7	Robust Stock Ownership Guidelines
We have adopted robust stock ownership guidelines, requiring holdings equivalent to 6x base pay for our Chief Executive Officer, 3x base pay for other executive officers and 5x annual board service retainer for non-employee directors. Covered individuals must generally be in compliance with such guidelines by the end of calendar year 2027 or, if later, by the end of the fifth calendar year after which they become subject to such guidelines.

The Compensation and Human Capital Committee in coordination with our independent compensation consultant assesses executive compensation to ensure that our compensation plans do not result in elevated or excessive risks. For further details, refer to the section titled as “Other Compensation Policies and Practices—Risk Assessment Concerning Compensation Practices and Policies” below.

Arlo Technologies, Inc. Notice of 2025 Annual Meeting and Proxy Statement 3

Executive Compensation
Motivating, rewarding, and retaining the best available and most talented and experienced leadership team is critical to Arlo’s long-term success. We are committed to an effective, market-based executive compensation program that provides incentives for our executives to perform to the best of their abilities in creating long-term value for Arlo, while also incorporating sound policies and best practices. In doing so, we deliver the majority of our named executive officers’ annual compensation through performance-based incentives which promotes our pay-for-performance philosophy and aligns with our strategy of creating long-term value for Arlo’s stockholders. This philosophy is critical for any public company, but especially for Arlo as we have transformed and propelled us to a successful public software-as-a-service (“SaaS”) company on a global basis.
2024 Executive Compensation Highlights
The 2024 performance-based incentives paid to our named executive officers reflect our strong revenue and significant growth in non-GAAP operating income and cumulative paid subscribers over the applicable performance periods.

1	No cash compensation increases	We did not increase base salary or annual target performance bonus for our Chief Executive Officer or our Chief Financial Officer and Chief Operating Officer during 2023 or 2024(1).
2	Rigorous annual incentive plan goals
In 2024, we structured annual performance bonuses to provide for payout upon achievement of a rigorous non-GAAP operating income target and other key operational metrics. We paid bonuses to our named executive officers equal to 71% of target for 2024 based on our achievement of these metrics.

3	100% performance-based equity awards
We structured 100% of the equity awards granted to our named executive officers in 2024 as performance-based awards that require achievement of rigorous performance metrics in order to vest. We paid 2023 annual performance bonuses in fully-vested RSUs which were issued in 2024.

4	Limited fixed pay
Over 97% of our Chief Executive Officer’s and 93% of our other named executive officers’ 2024 total direct compensation, on average, was “at-risk” and significantly dependent on the achievement of cumulative paid subscriber account and profitability goals, as reflected in the charts below.

(1)	Please refer to the section titled “Executive Compensation Program—Base Salary” below for a description of an adjustment made to our General Counsel’s base salary in 2024.
Our 2024 Executive Compensation program consists of a combination of base salary, as well as performance-based short-term, and long-term incentive compensation. The following charts reflect total direct compensation for each of our Chief Executive Officer and our other named executive officers for 2024, which consists of annual base salary earned, performance bonus earned, and equity incentive awards granted during 2024, as reflected in our Summary Compensation Table.

4

PROXY SUMMARY

2024 Executive Compensation Changes
As a result of the change in its reporting status, Arlo was required to hold its first say-on-pay vote during the 2024 Annual Meeting. Arlo’s say-on-pay vote was unsuccessful, gaining support of approximately 41% of votes cast by our stockholders. The level of support was not what we anticipated, and in response, the management team and Board, led by the Chair of the Compensation and Human Capital Committee engaged in an outreach effort to stockholders to understand their perspective. The extensive “listening tour” provided valuable insights into the investment community’s concerns around executive compensation including the use of retention awards, the desire for annual awards to include multiple metrics, and elimination of duplicative metrics, among others.
In lieu of waiting until our next annual proxy statement filing in 2025 as is typically the practice used by public companies to describe their actions in response to stockholder concerns, we acted immediately. The Compensation and Human Capital Committee responded quickly to the low support and in coordination with our new compensation consultant, we embarked on a response plan that included additional disclosure, extensive stockholder outreach and material changes to our program moving forward. The first step in this process included publishing an Executive Compensation Program Update on a Form 8-K filed on November 7, 2024, herein referred to as the Executive Compensation Program Update.
Subsequent to the Executive Compensation Program Update, our management team and the Board offered to meet with 18 of Arlo’s top 20 largest investors. Ultimately, we met with 16 of our largest institutional stockholders who collectively owned more than 60% of our common stock outstanding as of September 30, 2024 to review the significant changes that we implemented as part of our Executive Compensation Program Update. These meetings included participation by our management team and the Chair of Compensation and Human Capital Committee.
In discussions with our stockholders, while we received positive feedback on aspects of our Executive Compensation Program Update, the most common concern communicated to us by our stockholders centered around our 2022 Retention Program, which is described in the section below titled “Executive Compensation Program—Executive Retention Plan Awards”. In our Executive Compensation Program Update, we highlighted how the 2022 Retention Program addressed the unique and extenuating circumstances we were facing at that time. We also documented the significantly positive outcomes that the retention program yielded including delivering a 219% increase in our stock price from December 30, 2022 to December 31, 2024 which surpassed both the S&P 600 IT and Russell 2000 indices. Additionally, from that dialogue we wanted to communicate our understanding that sustained stockholder value creation, especially in the SaaS subscription space, aligns more fully with the inclusion of ARR and gross margin metrics.
Considering the feedback provided, the Compensation and Human Capital Committee balanced stockholder comments, Arlo’s exceptional performance, and Messrs. McRae’s and Busse’s agreement to adjust their compensation in light of the feedback received. These following changes were made in 2024:

Performance-based incentives structure
Annual equity awards for 2024 and 2025 will be made entirely in the form of performance stock units (“PSUs”).
There will be no duplicative performance goals with existing PSUs or annual cash performance bonus.

Conversion of final portion of 2022 Retention Program from Cash to PSUs with an additional performance metric and additional vesting
Conversion of the final cash bonus tranche of our 2022 Retention Program (which was tied to two metrics) into PSUs which vest upon achievement of all of the following four conditions/metrics:
•
Continuous service for 1-year from conversion;
•
5 million of cumulative paid subscribers;
•
ARR target of $300 million; and
•
Gross margin of 60%.

The Compensation and Human Capital Committee believes that these changes are responsive to stockholder feedback, further aligning pay-for-performance, while recognizing Mr. McRae’s outstanding leadership and the exceptional transformation Arlo has experienced under his leadership. The Compensation and Human Capital Committee also affirmed that it has no intention to use “special” or off-cycle cash or equity retention awards for executives in the foreseeable future.
Reflecting Arlo’s steadfast commitment to a competitive pay-for-performance strategy that aligns with value creation for all of Arlo’s stockholders, we implemented additional changes in response to stockholder feedback. The table below provides a high-level summary of some of these changes; see the Executive Compensation Program Update for more details.

Arlo Technologies, Inc. Notice of 2025 Annual Meeting and Proxy Statement 5

Executive Compensation
•
We ensured future PSU plans have no duplicative metrics;
•
We affirmed our intention not to issue special or off-cycle retention awards for executives in the foreseeable future;
•
We committed that 2025 annual equity awards to our executive officers will be made entirely in the form of PSUs; and
•
We converted the final cash bonus tranche of the 2022 Retention Plan into PSUs which vest only after achieving multiple performance metrics with continuous service for 1-year from conversion.

Peer Group
•
Our compensation consultants developed an applicable peer compensation group indicative of Arlo’s evolution; and
•
We continue to use compensation practices based on a peer group developed in consultation with external advisors and be reflective of our business evolution

Miscellaneous
•
We engaged with proxy advisors that helped advise on our approach and engagement on say-on-pay; and
•
We are focused on changing our Global Industry Classification Standard (“GICS”) code to reflect our transformation into a SaaS business model.

In addition, the Compensation and Human Capital Committee considered stockholder feedback in approving target annual compensation of our named executive officers for 2025. The key metrics for measurement targets and three-year vesting provisions are:

Key Metrics	As of December 31, 2024 (in thousands, except percentage data)	Description of 2025 Compensation Measurement Targets
• Annual Recurring Revenue (“ARR”)	$257,332	Vesting upon achievement of three tranches with each tranche resulting in an increase in ARR by $50 million.
• Paid Accounts	4,599	Vesting upon achievement of three tranches with each tranche resulting in an increase in Paid Accounts by 1.0 million subscribers.
• Service Gross Margin	81.7%	Vesting upon achievement of the aforementioned metrics assuming Service Gross Margins remain at or above 75% for all Paid Accounts.
• Time Vesting		Subject to attaining each of the applicable performance goals, PSUs vest in three equal tranches over three years on each annual anniversary commencing January 1, 2025.

Stockholder Engagement
We actively engage with our stockholders throughout the year to discuss a variety of topics, including business strategy, financial and operational performance, our executive compensation program, and our corporate governance practices. Stockholder engagement is not unilateral; we use those interactions to gather feedback on our performance, company perception, and additional opportunities to increase stakeholder value. Our stockholder engagement efforts are primarily led by our Investor Relations team and have included our management team and the Chair of our Compensation and Human Capital Committee.

Annual Meeting Engagement	Off-season Engagement	Year-round Engagement
• Leading up to our annual meeting, we engage with stockholders to seek feedback on our initiatives, disclosures, and proposals.
•
Engaged in discussions regarding executive compensation and broader governance topics including environmental, social and governance (“ESG”). We also discuss corporate initiatives, strategic partnerships, and progress to attaining long-term financial targets.

•
We meet with our stockholders regularly, including attending 2 to 3 institutional analyst conferences quarterly and hosting several investor calls weekly with new and existing investors. During 2024, we hosted at least 100 one-on-one meetings with at least 200 to 300 investors.

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PROXY SUMMARY

Annual Meeting Engagement	Off-season Engagement	Year-round Engagement

•
Following our annual meeting, we reach out to investors to better understand their votes and evaluate how we can address their concerns. We engage with proxy advisory firms ISS and Glass Lewis to discuss our programs and stockholder feedback, and learn about key focus areas their clients are raising.

•
Engaged with investors who are interested in maintaining an active dialogue. Some of these investors give direct feedback on business practices including compensation strategy, capital allocation, risk management, and maximizing stockholder returns.

•
Our quarterly earnings calls provide stockholders with an opportunity to hear about our financial results and corporate strategy. This includes immediate follow-up discussions subsequent to the earnings call with all of the institutional analysts who cover our stock and our top-five stockholders.

Prior to our 2024 annual meeting we engaged in a “listening tour” with some of our largest stockholders to discuss our corporate governance and compensation programs, with a specific focus on our executive compensation package. We also discussed our compensation philosophy with respect to pay-for-performance to reinforce our commitment to designing and implementing compensations programs that align executive pay with metrics that drive long-term growth and value for our stockholders. The management team and Board, led by the Chair of the Compensation and Human Capital Committee, participated in these meetings to ensure that all feedback was heard directly from our stockholders. We documented all of the feedback received and undertook immediate actions to respond to stockholder concerns.
Subsequent to the Executive Compensation Program Update and leading up to our 2025 Annual Meeting of Stockholders, our management team and Board offered to meet with 18 of our top 20 largest investors. Ultimately, we met with 16 of our largest institutional stockholders who collectively own more than 60% of common shares outstanding as of September 30, 2024 to review the significant changes that we implemented as part of our Executive Compensation Program Update. These meetings again included participation by our management team and the Chair of our Compensation and Human Capital Committee. In discussions with our stockholders, we received positive feedback on our Executive Compensation Program Update and we committed to ongoing investor engagement to communicate our pay-for-performance strategy and continue to drive Total Shareholder Return (“TSR”) over the long-term.

Arlo Technologies, Inc. Notice of 2025 Annual Meeting and Proxy Statement 7

BUSINESS OVERVIEW

Arlo is transforming the ways in which people can protect everything that matters to them with advanced home, business, and personal security services that combine a globally scaled cloud platform, advanced monitoring and analytics capabilities, and award-winning app-controlled devices to create a personalized security ecosystem. Arlo’s deep expertise in cloud services, cutting-edge artificial intelligence (“AI”) and computer vision analytics, wireless connectivity and intuitive user experience design delivers seamless, smart home security for Arlo users that is easy to setup and engage with every day. Our highly secure, cloud-based platform provides users with visibility, insight and a powerful means to help protect and connect in real-time with the people and things that matter most, from any location with a Wi-Fi or a cellular connection – all rooted in a commitment to safeguard privacy for our users and their personal data.

Driven to protect you. We solely focus every day on providing security to protect you, your family, your home, your business, and even your pets.	A superior experience. Stay connected with up to 4K video, clear audio, and smarter notifications to know exactly what’s happening at home.	Privacy is our top priority. We are as passionate about your privacy as we are about security and your information is kept secure and in your control.

No need for contracts. Commit with confidence, knowing that you can cancel on your own terms with no contracts and hassle-free returns.	Monitored by professionals. 24/7 Live Security Experts rapidly dispatch first responders to your home, so you don't have to.	Easy to set up. Our products are designed for easy installation and connect to Wi-Fi so you are up and running in minutes.

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BUSINESS OVERVIEW

Our Solutions
Our globally-scaled, highly secure cloud-based platform manages more than 190 million videos recorded per day, across 37 million devices worldwide in order to provide our users real-time visibility, personalized insights and direct access to emergency services for total peace of mind at home, at work or on-the-go.
Our total addressable market consists of individuals and business owners who use app-based services to protect people and property. In the residential market, Arlo has consistently delivered award-winning solutions for homeowners, renters, vacation property owners, and other property managers to watch over their premises with app-based self-monitoring services, powered by AI- and CV-based analytics, or professionally monitored services that provide 24/7 expert protection. Beyond the home, we have seen adoption of our cellular enabled (LTE) services products in a variety of use cases outside of Wi-Fi networks, such as neighborhood watch, construction site monitoring, wildlife and outdoor trail surveillance and public event monitoring. We believe the small business, government and direct home monitoring channels provide growth areas for us in addition to our retail and e-commerce presence. Our SaaS solution includes Arlo Secure, a subscription plan that provides time-critical AI- and CV-based analytics, direct access to emergency services, and professional monitoring services; Arlo Safe, a personal safety app for on-the-go protection, including family tracking, direct emergency response, and automatic crash detection; and Arlo SmartCloud, a solution that delivers highly efficient and secure enterprise cloud services at scale. We believe we are well positioned to extend our current reach to the growing markets that deliver security solutions both within and beyond the home as we continue to launch new products and services on our connected smart security platform.

Arlo Secure is our subscription service that provides advanced AI-based detection, DIY home security as well as professional monitoring, and an enhanced Emergency Response capability. Arlo Plus service plans boast support for unlimited household security devices, along with advanced AI object detection, and smarter, more interactive notifications. Additionally, the 24/7, one-touch Emergency Response is available with the Premium plans, enabling Arlo users to directly dispatch first responders during an emergency for quicker action. A trial period of Arlo Secure is provided with various Arlo cameras, home security, and doorbell products.

Arlo Total Security is a comprehensive subscription service that offers 24/7 professional monitoring and security hardware with affordable monthly pricing and no upfront costs. At the heart of this innovative subscription service is Arlo’s Home Security System, which uses a first-of-its-kind, all-in-one multi-sensor capable of eight different sensing functions. With its all-in-one design, the Arlo multi-sensor can be placed anywhere—from walls to windows and doors, to underneath sinks and water heaters—to detect motion, door/window openings and tilt, water leaks, freezing temperatures, lighting changes and T3/T4 smoke/CO alarm audio sirens. Managed through the Arlo Secure App, the award-winning security system pairs with Arlo's advanced video security cameras, such as the Arlo Pro 5S, to enable video verification by 24/7 Professional Monitoring security experts of an emergency situation – a growing requirement across municipalities to reduce false alarms and unnecessary utilization of emergency services.

Arlo Safe is a personal safety service with a panic button accessory featuring one-tap, 24/7 Emergency Response, family safety, automatic crash detection and more. Ideal for everyone from city dwellers walking home at night, to college students out with friends, teenagers walking to/from school, daily commuters, or even elderly family members, Arlo Safe is an all-encompassing 24/7 personal safety solution for ultimate peace of mind while on the go. Features including 24/7 live agent emergency support, location sharing, family check-ins, and safety alerts provide on-the-go protection to keep the user safe in a time of need. Working in tandem with the Arlo Safe app, the Arlo Safe button can be used to alert safety experts and rapidly send emergency responders to the user’s location anytime, day or night.

Arlo Technologies, Inc. Notice of 2025 Annual Meeting and Proxy Statement 9

Our Growth Strategy
Over the past several years, we have been focused on growing our subscription-based business through expanded data and application-driven solutions offerings. This transition has been guided by our desire to enhance the customer experience and maximize the value proposition that we provide our customers. By transforming our business model and solutions portfolio to focus on data-driven insights and the application experience, we offer customers the value and convenience of a consolidated full stack solution, while providing stockholders with the confidence that accompanies an increasingly recurring and predictable revenue model. We believe the industry is just beginning the mass-market phase which provides a large runway for growth by efficiently executing on the delivery of smart-security solutions to homes and businesses.
Our People Strategy
We are driven to deliver an employee experience that benefits our employees and ultimately our customers. We believe that in a customer centric organization such as Arlo, the employee experience and the customer experience are directly correlated. We know that great teams make great services and products, so we nurture our talent through carefully crafted processes that drive culture and purpose at Arlo. We have designed a value proposition for our employees that leads to better teamwork, communication and collaboration, while also delivering benefits to our overall business performance and long-term value creation. We strive to build a talent rich organization based on key “connect and protect” principles that align with our vision, mission and values and we equip our employees to deliver business results. These principles together formulate our culture code and include tenets such as:
•	We continually connect our employees to our vision and mission.
•	We connect with our employees in an inclusive and flexible workplace.
•	We connect our employees with the right development opportunities.
•	We connect group success and individual performance.
•	We protect our culture through leadership excellence and the right behaviors.
We believe that talent is a driver of competitive advantage for Arlo. Our talent strategy is our method of linking leadership, talent, and performance to sustain our growth and success. Our leadership is fully invested into our talent strategy which provides every employee with a thriving inclusive experience and career. Our talent philosophy is further underpinned by five key principles.

1. Performance:	2. Behaviors:	3. Differentiation:	4. Transparency:	5. Accountability:
We believe in strong sustained performance from all employees. We hold those in senior roles to a higher performance standard.	An individual’s behaviors meaningfully influence how they are compensated and their progression at Arlo.	Those at highest level of performance will receive higher rewards than those with average performance.	We share information with employees about talent processes and the talent decisions that personally affect them.	Managers are accountable to build the quality and depth of their teams improving Arlo’s capacity to win.

As we continue to develop the Arlo workforce for the future, we translate these principles into our performance management, talent development, and reward and compensation strategies. We aim to have the right people in the right roles at the right time to drive our business outcomes, ensuring top talent for our critical roles. We strive to attract and retain exceptionally talented and ethical employees from all backgrounds, and we are proud of the culture that we have built.
As we continue to shape our desired inclusive experience, our talented employees, located throughout the United States, Canada, Australia, Taiwan, India, and Ireland; communicate, connect, and work together to deliver our world-class end-to-end smart security solutions. We believe that a high-performance culture is a strategic asset and talent is a driver of competitive advantage. We believe that we maintain a great working relationship with our employees, as evidenced by our regular employee engagement surveys, and we have not experienced any material labor disputes.
It matters to us that each employee’s voice is heard. We believe that where our workplace encourages every employee to fully participate and engage with us in an inclusive working environment, we can provide the best outcome for our customers. Arlo is proud to be an equal opportunity workplace. We always strive to treat all employees and job applicants based on merit, qualifications, personality, and talent, and to draw from a diverse candidate pool as we recruit new talent across all levels. We aim to connect people from all backgrounds and beliefs and strive for a truly healthy, fair, inclusive, and collaborative working environment.

10

BUSINESS OVERVIEW

We host a number of events and days of observance with guest and internal speakers at Arlo. Each year, we hold a “Month of Understanding” with speakers covering a wide variety of topics that are relevant to our employees as we strive to bridge the gap between our employees and our customers. These events provide a platform for dialogue and an opportunity for every employee to learn, discuss, and appreciate differences between colleagues and truly reflect the customers we serve. We foster a highly engaged and energized workplace, where everyone is treated with dignity and respect. We believe that employees thrive in a healthy work environment with a strong sense of belonging where we build trust internally and hold accountable to deliver the best innovations and solutions for our customers.
Compensation and Benefits
We seek to provide our employees with compensation that is market-competitive, internally equitable, and performance based. We recognize that our people are most likely to thrive when they have the resources to meet their needs and the time and support to succeed in their professional and personal lives. To complement this, we offer a wide variety of health and wellness benefits for our employees and invest in tools, classes, programs, and resources that are designed to support our employees’ individual growth and development.
Health and Safety
We strive to protect the health and safety of our employees. We identify potential workplace risks in order to develop measures to mitigate possible hazards. We support employees with general safety, security and crisis management training, and by putting specific programs in place for those working in potentially high-hazard environments.
Employee Engagement
We believe that open and honest communication among team members, managers and leaders helps to create a collaborative work environment where employees from every function can contribute, grow and succeed. All employees are encouraged to approach to their managers with questions, feedback or concerns, and our executives are always available to engage with and encourage our teams. We host regular feedback sessions with our CEO and executive team for our employees to discuss business strategy and employee related matters. We also conduct employee surveys that gauge employee sentiment in areas like career development, manager performance, benefits, pay, wellness and a number of key employee value proposition pillars that we believe make Arlo a trusted employer of choice.

Arlo Technologies, Inc. Notice of 2025 Annual Meeting and Proxy Statement 11

Our Commitment to Corporate Sustainability and Environmental, Social, and Governance
We believe responsible and sustainable business practices support our long-term success. As a company, we are deeply committed to protecting and supporting our people, our environment, and our communities. We continually seek to improve and enhance our governance programs. This year, we are pleased to share with our stockholders an update on our ESG efforts. While these practices help keep our communities and our environment vibrant and healthy, they also lead us to more efficient, resilient, and profitable business operations and help us to assist our customers in meeting their ESG targets. We believe that being an industry leader is not just about having talented employees or innovative products, but it is also about doing business the right way, every day. That is why our commitment to sound Corporate Social Responsibility (“CSR”), is deeply rooted in all aspects of our business.

Sustainable Products

We take responsibility for how our products impact the environment and communities. We believe transparency enhances accountability, helping us improve the long-term sustainability of our products and business.

Responsible Supply Chain

The need for greater transparency and reliability is driving behavioral change in corporate supply chains, especially as a result of the COVID-19 pandemic. We embrace and facilitate this change with our forward-thinking, responsible supply chain program, based on a commitment to collaborate with suppliers and key stakeholders to ensure that our value chain is reliable, socially responsible, and sustainable.

Advancing a Better Environment

As we look to the future, we recognize that environmental stewardship is critical to the long-term success of our company, our customers and other stakeholders. We are fully committed to responsible use of the earth’s natural resources and we strive to minimize any impact on climate change as we work together to create a better future.

Enhancing Vibrant Communities

We believe that corporate sustainability should go beyond environmental and labor considerations to provide a positive social impact on the local communities in which we operate across the globe.

Ethical Business Practices

Integrity is a core value of our company culture—one that we work hard to maintain in order to earn the trust of our customers and business partners, to inspire our employees, and to deliver value for our stockholders and improve our communities.

Our Nominating and Corporate Governance Committee provides general oversight of significant ESG practices and initiatives, our Compensation and Human Capital Committee provides oversight of human capital matters and our Cybersecurity and Privacy Committee provides oversight of data privacy matters.

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BUSINESS OVERVIEW

Our ESG practices include:

Our Solutions	•	Leveraging our SaaS solution which includes Arlo Secure, Arlo Total Security, and Arlo Safe that can dramatically improve people, household, and community safety.
Our Partners	•	Our primary contract manufacturers are ISO 14000 certified, SA8000 certified, and members of Responsible Business Alliance (“RBA”) and Supplier Ethical Data Exchange (“SEDEX”).
•
We have actively transitioned our supply chain to Tier 1 manufacturers that are geographically closer to our markets. We focus on driving alignment of our product roadmaps with our manufacturers and determining what we can do collectively to reduce costs across the supply chain.

•
We comply with Dodd-Frank Conflict Minerals and work to eliminate suspicious smelters from our supply chain. We also comply with UK’s Modern Slavery Act and California’s Transparency in Supply Chains Act.

Our Communities	•
Across all of our global offices, we promote charitable giving and volunteering, through regular volunteering by employees at local food banks as well as donations to clothing and food drives across all our offices.

•
Our broad compatibility allows the platform to seamlessly integrate with third-party Internet-of-things (“IoT”) products and protocols, such as Amazon Alexa, Apple HomeKit, Apple TV, Google Assistant, IFTTT, Stringify and Samsung SmartThings.

Our Planet	•
Low Power Batteries—by taking advantage of newer technologies and engineering approaches, our IoT solutions are moving towards a future where batteries can last much longer, with less waste and fewer service calls to replace batteries.

	•	Water Conservation—by design, our products require no water during the production process and generate no effluent.
	•	Landfill Reduction—to reduce the amount of waste going to landfill, we focus on scrap reduction and reuse of materials where possible.

A more detailed analysis on our approach to ESG is available in our recently published ESG report on our website at https://www.arlo.com/en-us/esg-report.html.

Arlo Technologies, Inc. Notice of 2025 Annual Meeting and Proxy Statement 13

Directors, Executive Officers and Corporate Governance

Board Composition
Our Board reflects diverse perspectives, skills, experiences, and backgrounds, that represent the interests of our stakeholders. Our Board members have a broad range of experience in industries such as technology, telecommunications, network security, and finance. Four of our Board members currently have, or have had, experience serving on the boards of directors of other public companies.
The following discusses key skills, attributes, and experiences of the Arlo Board.

Technology, Innovation, and Services

Each of our directors have held leadership roles in various technology companies, including those that provide consumer electronics, network security, and cloud-based SaaS companies. This background provides Arlo with critical insight and understanding of the SaaS industry, technology trends, and innovation that improves and advances our products and services.

Finance

A significant number of our directors have professional experience in the financial sector, including as chief financial officers. This experience contributes to our Board's understanding of financial markets and effective oversight of our capital structure, financial reporting, results of operations, and other financial activities.

Leadership

All of our directors have notable leadership experience, including through service in public and private company executive roles, such as chief executive officer and chief financial officer. This collective experience provides our Board with a deep understanding of organizational dynamics, complex operations, risk management, human capital and talent management, and other areas that are critical to overseeing a global company and advancing our strategy.

Global Business

Our directors have operated in complex business environments and diverse markets. This includes experience with global operations, engaging with domestic and international stockholders, and navigating global regulatory regimes and political conditions. This experience enhances our Board's oversight of Arlo's global operations, supply chain, and strategic execution.

Corporate Governance and Risk Management

We have four directors that have held multiple directorships at other public companies, and our other directors hold private company directorships and leadership positions within companies where identifying and managing risk is paramount to their duties. This experience provides our Board with understanding of how corporate governance practices and policies can impact Arlo operations and its risk management.

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Directors, Executive Officers and Corporate Governance

The following table provides summary information about our Board, including membership and meeting information for fiscal year 2024 for each of the committees of the Board that existed in fiscal year 2024.

					Committee Memberships
Name	Age	Director Since	Independent	Other Public Board	Audit Committee	Compensation and Human Capital Committee	Nominating and Corporate Governance Committee	Cybersecurity and Privacy Committee	Strategic and Capital Allocation Committee
Ralph E. Faison	66	2018	Yes	X		X	Chair	X	Chair
Matthew McRae	51	2018	No
Prashant (Sean) Aggarwal	59	2018	Yes	X	X	X	X
Grady K. Summers	48	2018	Yes			X		Chair
Jocelyn E. Carter-Miller	67	2018	Yes	X	X	Chair			X
Catriona Fallon	54	2022	Yes	X	Chair			X
Amy Rothstein	50	2019	Yes		X		X	X	X
Total meetings in 2024					8	6	4	4	9

Executive Officers
Each of our executive officers serves at the discretion of the Board. The determination as to which of our employees qualify as executive officers was made by the Board in accordance with the rules of the SEC. Biographical information for our executive officers as of the date of this Proxy Statement is set forth below. The following table identifies our current executive officers, their age, and their respective offices and positions.

Name	Age	Position(s)
Matthew McRae	51	Chief Executive Officer (principal executive officer)
Kurtis Binder	54	Chief Financial Officer (principal financial officer) and Chief Operating Officer
Brian Busse	56	General Counsel and Corporate Secretary

Matthew McRae. Matthew McRae has served as our Chief Executive Officer since February 2018 and as a member of our Board since August 2018. For additional information regarding Mr. McRae’s industry experience and education, see below under “Directors Continuing in Office Until the 2027 Annual Meeting.”
Kurtis Binder. Kurtis Binder has served as our Chief Financial Officer since September 2022 and as our Chief Operating Officer since February 2024. From July 2017 to September 2022 Mr. Binder was Executive Vice President and Chief Financial Officer of CalAmp Corp., a provider of telematics devices and software services within the transportation and logistics industry. Prior to his time at CalAmp, Mr. Binder spent more than seven years as the Chief Financial Officer at VIZIO, Inc., a U.S. television and consumer electronics company. Before VIZIO, Mr. Binder was the Chief Accounting Officer for Applied Medical Resources, Inc. and was also an Assurance and Advisory Business Services Partner at Ernst & Young LLP from 1997 to 2009. Mr. Binder has both his BBA and MBA in Accounting/Finance from Loyola University Maryland.
Brian Busse. Brian Busse has served as our General Counsel and Corporate Secretary since July 2018. Previously, Mr. Busse was NETGEAR’s Vice President Intellectual Property & Litigation where he was responsible for overseeing worldwide litigation, intellectual property, privacy and licensing matters. Before joining NETGEAR in September 2009, Mr. Busse served as Counsel in the Intellectual Property Litigation Department of O’Melveny & Myers LLP in Menlo Park, California beginning in December 2008 where he represented public and private technology companies in a wide range of intellectual property litigation matters, including all aspects of patent litigation, including trial, discovery, motion practice, and claim construction. Mr. Busse began practicing law with the New York firm of Skadden, Arps, Slate, Meagher & Flom LLP, advising clients on various areas of litigation. Mr. Busse holds a J.D. from The University of Texas at Austin School of Law, an M.S. and Ph.D. in Physics from Oregon State University, and a B.S. in Physics from Virginia Tech. Mr. Busse is admitted to practice law in California and New York.

Arlo Technologies, Inc. Notice of 2025 Annual Meeting and Proxy Statement 15

Corporate Governance Guidelines
The Board adopted corporate governance guidelines to assure that it will have the necessary authority and practices in place to review and evaluate the business operations as needed and to make decisions that are independent of the management. The corporate governance guidelines are also intended to align the interests of directors and management with those of the stockholders. The corporate governance guidelines set forth the practices the Board intends to follow with respect to board composition and selection including diversity, board meetings and involvement of senior management, Chief Executive Officer performance evaluation and succession planning, and board committees and compensation. The corporate governance guidelines include a Majority Voting in Uncontested Elections Policy pursuant to which any nominee for director is required to submit an offer of resignation for consideration by the Nominating and Corporate Governance Committee if such nominee for director (in an uncontested election) receives a greater number of “Withhold” votes than votes “For” such election. In such case, the Nominating and Corporate Governance Committee will then consider all of the relevant facts and circumstances and recommend to the Board the action to be taken with respect to such offer of resignation. The Board will then act on the Nominating and Corporate Governance Committee’s recommendation. Promptly following the Board’s decision, we would disclose that decision and an explanation of such decision in a filing with the SEC or a press release.
The corporate governance guidelines, as well as the charters for each committee of the Board, may be viewed on the “Investor Relations” section of the website at www.arlo.com. The information on the website is not incorporated by reference into this Proxy Statement or our Annual Report.
Board Independence
As required under the New York Stock Exchange (“NYSE”) listing standards, a majority of the members of a listed board of directors must qualify as “independent,” as affirmatively determined by the board of directors. Our Board consults with our legal counsel to ensure that the Board’s determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of NYSE, as in effect from time to time.
Consistent with these considerations, after review of all relevant identified transactions or relationships between each director, or any of his or her or their family members, and the senior management and independent auditors, the Board has affirmatively determined that the following six directors are independent directors under the applicable rules of the NYSE: Messrs. Faison, Aggarwal and Summers and Mses. Carter-Miller, Fallon and Rothstein. In making this determination, the Board found that none of our directors had a material or other disqualifying relationship with the Company. Mr. McRae is not considered independent because he is an executive officer of the Company.
Board Evaluation and Education
The Nominating and Corporate Governance Committee manages an annual evaluation of the performance of the full Board and its Committees and reports on such evaluation to the Board. It is also responsible for establishing the evaluation criteria and implementing the process for such evaluation. The evaluation includes an assessment of each Committee’s compliance with the principles set forth in their respective charter, as well as recommendations for improving the Board’s and each Committee’s effectiveness in serving the best interests of Arlo and its stockholders, specific areas in which the Board and management believe that the performance of the Board and its Committees could be improved, and overall Board composition and makeup.
The Nominating and Corporate Governance Committee also oversees continuing education for directors. We sponsor, or make available, a number of educational programs including, but not limited to, accredited directors’ programs, Board education seminars, technical summits and product reviews. Board members meet the continuing education requirements of any applicable regulatory agencies.
Board Role in Risk Oversight
One of the Board’s key functions is informed oversight of our risk management process. The Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board as a whole, as well as through various Board standing committees that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure, including a determination of the nature and level of risk appropriate for us. The Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee also monitors compliance with legal and regulatory requirements, in addition to oversight of the performance of our internal audit function. The Nominating and Corporate

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Governance Committee monitors the effectiveness of our corporate governance guidelines, including whether they are successful in preventing illegal or improper liability-creating conduct, and also reviews and reports to the Board on ESG matters expected to have a significant impact on the Company’s performance, business, and reputation. The Compensation and Human Capital Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking. The Cybersecurity and Privacy Committee has the responsibility to oversee risks related to our information technology systems and processes, including privacy, network security and data security. The Strategic and Capital Allocation Committee reviews management’s strategic priorities and independently assesses market conditions and opportunities.
Typically, the applicable Board committees meet at least annually with the employees responsible for risk management in the committees’ respective areas of oversight. It is the responsibility of the committee chairs to report findings regarding material risk exposures to the Board as quickly as possible.
Board Meetings
The Board met five times (including regularly scheduled and special meetings) and acted by unanimous written consent four times during 2024. All directors attended at least 75% of the aggregate number of meetings of the Board and of the committees on which they served in 2024 during the period in which he or she or they served on our Board or the respective committees of our Board.
Insider Trading Compliance Program
The Board has adopted an Insider Trading Compliance Program that prohibits the executive officers, all other employees and non-employee directors as well as their family members from engaging in transactions in publicly-traded options, such as puts and calls, and other derivative securities with respect to Arlo stock. In addition, this prohibition extends to any hedging or similar transaction designed to decrease the risks associated with holding securities or pledging securities as collateral for loans or otherwise. We have appointed Brian Busse, the General Counsel and Corporate Secretary, as the Insider Trading Compliance Officer. In such capacity, Mr. Busse is generally responsible for the administration of our Insider Trading Compliance Program.
The Insider Trading Compliance Program may be viewed on the “Investor Relations” section of the website at www.arlo.com. The information on the website is not incorporated by reference into this Proxy Statement or our Annual Report.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.
To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations from certain reporting persons that no other reports were required, during the fiscal year ended December 31, 2024, other than a Form 4 covering one transaction for Mr. McRae that was filed late on April 18, 2024, all Section 16(a) filing requirements applicable to our officers, directors and greater than ten percent beneficial owners were complied with.
Certain Relationships and Related Transactions
From time to time, we enter into transactions with entities in which the amounts involved exceeded or will exceed $120,000, and any of our directors, executive officers, or holders of more than 5% of our capital stock, or any member of the immediate family of, or person sharing the household with, the foregoing persons, had or will have a direct or indirect material interest. We believe that all of these transactions were on terms as favorable as could have been obtained from unrelated third parties.
Employment Arrangements
We currently have written employment letters with our executive officers. For information about our employment agreements with our named executive officers, refer to “Executive Compensation Agreements with Our Named Executive Officers.”

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Indemnification Agreements
We have entered, and intend to continue to enter, into separate indemnification agreements with our directors and executive officers, in addition to the indemnification provided for in our amended and restated certificate of incorporation and amended and restated bylaws. These agreements, among other things, require us to indemnify our directors and executive officers for certain expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by a director or executive officer in any action or proceeding arising out of their services as one of our directors or executive officers or as a director or executive officer of any other company or enterprise to which the person provides services at our request. We believe that these provisions and indemnification agreements are necessary to attract and retain qualified persons as directors and officers.
The limitation of liability and indemnification provisions in our amended and restated certificate of incorporation and amended and restated bylaws may discourage stockholders from bringing a lawsuit against directors for breach of their fiduciary duties. They may also reduce the likelihood of derivative litigation against directors and officers, even though an action, if successful, might benefit us and our stockholders. A stockholder’s investment may decline in value to the extent we pay the costs of settlement and damage awards against directors and officers pursuant to these indemnification provisions.
Policies and Procedures for Related Person Transactions
We have a general policy that all material transactions with a related party, as well as all material transactions in which there is an actual, or in some cases, perceived, conflict of interest, will be subject to prior review and approval by our Audit Committee and its independent members, who will determine whether such transactions or proposals are fair and reasonable to us and our stockholders. In general, potential related-party transactions will be identified by our management and discussed with our Audit Committee at its meetings. Detailed proposals, including, where applicable, financial and legal analyses, alternatives and management recommendations, will be provided to our Audit Committee with respect to each issue under consideration, and decisions will be made by our Audit Committee with respect to the foregoing related-party transactions after opportunity for discussion and review of materials. When applicable, our Audit Committee will request further information and, from time to time, will request guidance or confirmation from internal or external counsel or auditors.
Code of Business Conduct and Ethics
The Board has adopted a code of business conduct and ethics (“Code of Ethics”) which applies to all of our directors, officers and employees, including the principal executive officer, principal financial officer, principal accounting officer and persons performing similar functions. The Code of Ethics is available upon written request to the General Counsel and is located on the “Investor Relations” section of the website at www.arlo.com. If we amend or grant any waiver from a provision of the Code of Ethics that applies to our executive officers, we will publicly disclose such amendment or waiver on its website and as required by applicable law. The information on our website is not incorporated by reference into this Proxy Statement or our Annual Report.
Communications with the Board
Stockholders or interested parties who wish to communicate with the Board may do so by sending written communications addressed to the Corporate Secretary of Arlo Technologies, Inc., 5770 Fleet Street, Carlsbad, California 92008. These communications will be reviewed by the Corporate Secretary of Arlo who will determine whether the communication is appropriate for presentation to the Board or the relevant director. The purpose of this screening is to allow the Board to avoid having to consider irrelevant or inappropriate communications (such as advertisements, solicitations, and hostile communications).
Board and Committee Structure
Arlo regularly reviews the Board’s leadership structure and the responsibilities and composition of its standing committees. The structure and composition of Arlo’s Board and its committees are intended to leverage the diverse perspectives of the Board members and promote effective oversight.
The current membership and function of each standing committee is described on the following page.
The Board believes its current leadership structure, in which the roles of Chair and CEO are separated, best serves Arlo’s overall corporate structure and the Board’s ability to carry out its roles and responsibilities on behalf of Arlo’s stockholders, including its oversight of management and corporate governance matters. The Board also believes that the current structure allows our CEO to focus on managing Arlo, while leveraging our independent Chair’s experience to drive accountability at the Board level.

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Directors, Executive Officers and Corporate Governance

The Board has an independent Chair, Mr. Faison, who has authority to call and preside over the Board meetings, to set meeting agendas and to determine materials to be distributed to the Board, among other things. Accordingly, the Chair has substantial ability to shape the work of the Board. We believe that separation of the positions of Chair and Chief Executive Officer reinforces the independence of the Board in its oversight of our business and affairs. In addition, we have a separate chair for each committee of the Board. The Chair of each committee is expected to report to the Board from time to time, or whenever so requested by the Board, on the activities of his or her committee in fulfilling that chair’s responsibilities as detailed in its respective committee charter or specify any shortcomings should that be the case. In addition, we believe that having a separate Chair creates an environment that is more conducive to objective evaluation and oversight of management’s performance, increasing management accountability and improving the ability of the Board to monitor whether management’s actions are in the best interests of us and our stockholders. As a result, we believe that having a separate Chair can enhance the effectiveness of the Board as a whole.
Audit Committee
The Audit Committee was established by the Board in accordance with Section 3(a)(58)(A) of the rules under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to oversee our corporate accounting and financial reporting processes, internal controls, independent auditor relationships, and audits of its financial statements. For this purpose, the Audit Committee performs several functions, including, among other things:
•	overseeing management’s establishment and maintenance of adequate systems of internal controls over financial reporting;
•	overseeing our legal and regulatory compliance programs;
•	reviewing and assessing management’s policies and processes for monitoring and controlling our financial risk exposures;
•	overseeing our financial reporting process, including the filing of financial reports; and
•	selecting independent auditors, evaluating their independence and performance and approving audit fees and terms.
The Audit Committee is comprised of four directors: Ms. Fallon, who chairs the committee, Mses. Carter-Miller and Rothstein and Mr. Aggarwal.
The Board has adopted a written Audit Committee charter that is available to stockholders on the “Investor Relations” section of the website at www.arlo.com. The information on our website is not incorporated by reference into this Proxy Statement or our Annual Report to Stockholders (the “Annual Report”).
The Board reviews the NYSE listing standards definition of independence for Audit Committee members on an annual basis and has determined that all members of the Audit Committee are independent (as independence is currently defined in Section 303A.07(a) of the NYSE Listed Company Manual).
The Board has also determined that Ms. Fallon and Mr. Aggarwal qualify as “audit committee financial experts,” as defined in applicable Securities and Exchange Commission (the “SEC”) rules. The Board made a qualitative assessment of their level of knowledge and experience based on a number of factors, including their formal education and previous and current experience in financial roles.
Compensation and Human Capital Committee
The philosophy of the Compensation and Human Capital Committee is to ensure that we use exceptional talent practices relevant to our size and industry and provide compensation to our executive officers in such a manner as to attract and retain the best available personnel for positions of substantial responsibility. The committee aims to oversee our management in its mission of creating a talent rich organization to ensure exceptional leadership, to provide incentives for such persons to perform to the best of their abilities and drive a highly ethical performance culture, and to promote the success of our business by delivering more sustainable returns and driving long-term value creation.
The Compensation and Human Capital Committee is comprised of four directors: Ms. Carter-Miller, who chairs the committee, and Messrs. Faison, Aggarwal and Summers. Our Board has determined that each of the members of our Compensation and Human Capital Committee are independent (as independence is currently defined in NYSE Listed Company Manual Section 303A.02 as applied to Compensation and Human Capital Committee members), and is a non-employee director, as defined in Rule 16b-3

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promulgated under the Exchange Act. The Board has adopted a written Compensation and Human Capital Committee charter that is available to stockholders on the “Investor Relations” section of the website at www.arlo.com. The information on our website is not incorporated by reference into this Proxy Statement or our Annual Report.
The Compensation and Human Capital Committee acts on behalf of the Board to review, adopt or recommend to the Board for adoption, and oversee the compensation strategy, policies, plans and programs. For this purpose, the Compensation and Human Capital Committee performs several functions, including, among other things:
•
reviewing and approving (or, if it deems appropriate, recommending to the full Board for its approval) our executive compensation programs and arrangements, including for our Chief Executive Officer and other executive officers;

•
reviewing and approving (or, if it deems appropriate, recommending to the full Board for its approval) the corporate goals and objectives relevant to the compensation of our executive officers, evaluating performance in light thereof and considering factors related to our performance and the accomplishment of our long-term business and financial goals;

•	providing oversight of our overall compensation goals and guidelines for our employees;
•	evaluating the competitiveness of the compensation of our executive officers (including our Chief Executive Officer) and our overall compensation plans;
•	overseeing the administration of our compensation policies, plans and benefit programs;
•	overseeing the development and monitoring the success of our human capital strategy;
•
overseeing the development, implementation and effectiveness of our policies and strategies relating to our human capital management function, which include, among other things, matters relating to our demographics, leadership excellence, talent management and development, talent acquisition, team member engagement, retention and attrition, and workforce inclusion; and

•
evaluating, reviewing and approving on a periodic basis (or if it deems appropriate, making recommendations to the full Board regarding) the compensation programs for non-employee members of the Board including but not limited to, cash retainers and equity compensation.

Compensation and Human Capital Committee Processes and Procedures
Typically, the Compensation and Human Capital Committee meets at least quarterly and with greater frequency, if necessary. The agenda for each meeting is usually developed by the Chair of the Compensation and Human Capital Committee, in consultation with management. The Compensation and Human Capital Committee meets regularly in executive session. However, from time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the Compensation and Human Capital Committee to make presentations, to provide financial or other background information or advice or to otherwise participate in Compensation and Human Capital Committee meetings. The Chief Executive Officer does not participate in, and is not present during, any deliberations or determinations of the Compensation and Human Capital Committee regarding his compensation or individual performance objectives. The charter of the Compensation and Human Capital Committee grants the Committee the authority to retain and obtain, at our expense, advice and assistance from a compensation consultant, legal counsel or other advisers that the Committee considers necessary to assist it in the performance of its duties and responsibilities as set forth in the charter of the Compensation and Human Capital Committee. The Compensation and Human Capital Committee has direct responsibility for the oversight of the work of any advisers engaged for the purpose of advising the Committee. Under its charter, the Compensation and Human Capital Committee may form and delegate authority to subcommittees as appropriate, and, to the extent required by SEC and NYSE rules, this Committee may select, or receive advice from, a compensation consultant, legal counsel or other adviser to the Committee, other than in-house legal counsel and certain other types of advisers, only after taking into consideration six factors, prescribed by the SEC and NYSE, that bear upon the adviser’s independence; however, there is no requirement that any adviser be independent.
The Compensation and Human Capital Committee engaged Pay Governance LLC (“Pay Governance”) as its independent compensation consultant and to assist with reviewing Arlo’s peer group for 2024 and 2025 compensation decisions. Pay Governance was retained to provide an assessment of our executive and director compensation programs in comparison to executive and director compensation programs at selected publicly-traded peer companies. As part of its engagement, Pay Governance was requested by the Compensation and Human Capital Committee to review its peer group of comparative

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Directors, Executive Officers and Corporate Governance

companies and to perform analyses of compensation levels for that group. Pay Governance provided recommendations on the peer group used to determine appropriate executive compensation recommendations for the Compensation and Human Capital Committee for its consideration.
The Compensation and Human Capital Committee typically holds one or more meetings during the first quarter of the year to discuss and make recommendations to the Board for annual compensation adjustments, annual bonuses, annual equity awards, and new corporate performance objectives. However, the Compensation and Human Capital Committee also considers matters related to individual compensation, such as compensation for new executive hires, as well as high-level strategic issues, such as the efficacy of the compensation strategy, potential modifications to that strategy and new trends, plans or approaches to compensation, at various meetings throughout the year. Generally, the Compensation and Human Capital Committee’s process comprises two related elements: the determination of compensation levels and the establishment of performance objectives for the current year. For executives other than the Chief Executive Officer, the Compensation and Human Capital Committee solicits and considers evaluations and recommendations submitted to the Committee by the Chief Executive Officer. In the case of the Chief Executive Officer, the evaluation is completed by all other members of the Board and recommendations regarding any adjustments to compensation is discussed with the Chief Executive Officer. As part of its deliberations for all executives and directors, the Compensation and Human Capital Committee may review and consider, as appropriate, materials such as financial reports and projections, operational data, executive and director stock ownership information, company stock performance data, analyses of historical executive compensation levels and current company-wide compensation levels, compensation data from comparative companies, compensation surveys and recommendations of any compensation consultant.
Compensation and Human Capital Committee Interlocks and Insider Participation
As stated above, the Compensation and Human Capital Committee currently consists of Ms. Carter-Miller and Messrs. Faison, Aggarwal and Summers. No member of the Compensation and Human Capital Committee has ever been an officer or employee of Arlo. None of our executive officers currently serves, or has served during the last completed fiscal year, on a Compensation and Human Capital Committee or board of directors of any other entity that has one or more executive officers serving as a member of our Board or Compensation and Human Capital Committee.
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee is responsible for identifying, reviewing and evaluating candidates to serve as our directors (consistent with criteria approved by the Board), reviewing and evaluating incumbent directors, selecting or recommending to the Board for selection candidates for election to the Board, making recommendations to the Board regarding the membership of the committees of the Board, assessing the performance of the Board and developing a set of corporate governance principles.
The Nominating and Corporate Governance Committee is comprised of three directors: Mr. Faison, who chairs the committee, and Mr. Aggarwal and Ms. Rothstein. Each of the members of the Nominating and Corporate Governance Committee are independent (as independence is currently defined in NYSE Listed Company Manual Section 303A.02). The Board has adopted a written Nominating and Corporate Governance Committee charter that is available to stockholders on the “Investor Relations” section of the website at www.arlo.com. The information on our website is not incorporated by reference into this Proxy Statement or our Annual Report. The functions of this committee include, among other things:
•	recommending nominees for our Board and its committees;
•	recommending the size and composition of our Board and its committees;
•
reviewing and considering our practices and initiatives with respect to ESG matters expected to have a significant impact on its performance, business activities or reputation and periodically provide reports to the Board on ESG matters;

•	reviewing our corporate governance guidelines, corporate charters and proposed amendments to our certificate of incorporation and bylaws;
•	annually reviewing our succession planning process for members of our executive management team, and working with our Board in evaluating potential successors for these roles; and
•	reviewing and making recommendations to address stockholder proposals.
The Nominating and Corporate Governance Committee believes that candidates for director should have certain minimum qualifications, including the ability to read and understand basic financial statements, being over 21 years of age and having the

Arlo Technologies, Inc. Notice of 2025 Annual Meeting and Proxy Statement 21

highest personal integrity and ethics. The Nominating and Corporate Governance Committee also intends to consider such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to the affairs, demonstrated excellence in his or her field, having the ability to exercise sound business judgment and having the commitment to rigorously represent the long-term interests of the stockholders. However, the Nominating and Corporate Governance Committee retains the right to modify these qualifications from time to time. Candidates for director nominees are reviewed in the context of the current composition of the Board, the operating requirements and the long-term interests of stockholders. In conducting this assessment, the Nominating and Corporate Governance Committee typically considers diversity of skills, experience, and background, given the current needs of the Board and the Company, to maintain a balance of knowledge, experience and capability. Although we do not have a formal policy on Board diversity, the Nominating and Corporate Governance Committee takes into account a broad range of diversity considerations when assessing director candidates, including individual backgrounds and skill sets, professional experience and other factors that contribute to our Board having an appropriate range of expertise, talents, experiences and viewpoints, and considers those diversity considerations, in view of the needs of the Board as a whole, when making decisions on director nominations.
In the case of incumbent directors whose terms of office are set to expire, the Nominating and Corporate Governance Committee reviews these directors’ overall service during their terms, including the number of meetings attended, level of participation, quality of performance and any other relationships and transactions that might impair the directors’ independence. In the case of new director candidates, the Nominating and Corporate Governance Committee also determines whether the nominee is independent for NYSE purposes, which determination is based upon applicable NYSE listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The Nominating and Corporate Governance Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Nominating and Corporate Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board. The Nominating and Corporate Governance Committee meets to discuss and consider the candidates’ qualifications and then selects a nominee for recommendation to the Board by majority vote.
The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders. The Nominating and Corporate Governance Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether or not the candidate was recommended by a stockholder. Stockholders who wish to recommend individuals for consideration by the Nominating and Corporate Governance Committee to become nominees for election to the Board may do so by delivering a written recommendation to the Committee at the following address: c/o Arlo Technologies, Inc., 5770 Fleet Street, Carlsbad, California 92008, Attn: Corporate Secretary, no later than the close of business on the 120th day nor earlier than the close of business on the 150th day prior to the first anniversary of the preceding year’s annual meeting. Submissions must include the name and address of the stockholder on whose behalf the submission is made; the number of shares that are owned beneficially by such stockholder as of the date of the submission; the full name of the proposed candidate; a description of the proposed candidate’s business experience for at least the previous five years; complete biographical information for the proposed candidate; and a description of the proposed candidate’s qualifications as a director. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected.
Cybersecurity and Privacy Committee
The Cybersecurity and Privacy Committee is comprised of four directors: Mr. Summers, who chairs the committee, Mr. Faison and Mses. Fallon and Rothstein. Each of the members of the Cybersecurity and Privacy Committee are “independent” under the applicable rules of the NYSE. The functions of this committee include, among other things:
•
overseeing the quality and effectiveness of our information security team, and policies and procedures with respect to its information technology systems, including but not limited to enterprise cybersecurity and privacy;

•	reviewing and providing oversight on the policies and procedures in preparation for responding to any material incidents;
•	reviewing periodically with management our disaster recovery capabilities;
•	overseeing our information technology senior management team relating to budgetary priorities based, in part, on assessing risk associated with various perceived cyber-threats;
•
annually evaluating the performance of the Cybersecurity and Privacy Committee, annually reviewing and assessing the adequacy of the charter, and recommending any proposed changes to the Board for approval;

22

Directors, Executive Officers and Corporate Governance

•	annually reviewing the appropriateness and adequacy of our cyber-insurance coverage;
•	reviewing the quality and effectiveness from a cybersecurity and privacy perspective of our information technology processes that affect the internal controls over financial reporting;
•	overseeing our management or risks related to its information and technology systems and processes; and
•	periodically review with management the risks related to the security of our products and services.
The Board has adopted a written Cybersecurity and Privacy Committee charter that is available to stockholders on the “Investor Relations” section of the website at www.arlo.com. The information on our website is not incorporated by reference into this Proxy Statement or our Annual Report.
Strategic and Capital Allocation Committee
The Strategic and Capital Allocation Committee is comprised of three directors: Mr. Faison, who chairs the committee, and Mses. Carter-Miller and Rothstein. Each of the members of the Strategic and Capital Allocation Committee are “independent” under the applicable rules of the NYSE. The functions of this committee include, among other things:
•	evaluating and making recommendations to the Board with respect to our overall strategic transaction and financing strategy;
•
evaluating and making recommendations to the Board with respect to our overall long-range financial and strategic planning goals and objectives and review the allocations of corporate resources recommended by management; and

•	identifying, monitoring and evaluating proposals, offers and other communications to and from third parties and potential strategic partners; and
•	monitoring the progress and content of any negotiations and agreement between Arlo and potential third-party strategic partners.
The Board has adopted a written Strategic and Capital Allocation Committee charter that is available to stockholders on the “Investor Relations” section of the website at www.arlo.com. The information on our website is not incorporated by reference into this Proxy Statement or our Annual Report.
Director Nominees and Continuing Directors
The Nominating and Corporate Governance Committee seeks to assemble a Board that, as a whole, possesses the appropriate balance of professional and industry knowledge, financial expertise and high-level management experience necessary to oversee and direct our business. To that end, the Nominating and Corporate Governance Committee has identified and evaluated nominees in the broader context of the Board’s overall composition, with the goal of recruiting members who complement and strengthen the skills of other members and who also exhibit integrity, collegiality, sound business judgment and other qualities that the Nominating and Corporate Governance Committee views as critical to effective functioning of the Board. The brief biographies below include information, as of the date of this Proxy Statement, regarding the specific and particular experience, qualifications, attributes or skills of each director or nominee that led the Nominating and Corporate Governance Committee to believe that the nominee should continue to serve on the Board. However, each of the members of the Nominating and Corporate Governance Committee may have a variety of reasons why such member believes a particular person would be an appropriate nominee for the Board, and these views may differ from the views of other members.

Arlo Technologies, Inc. Notice of 2025 Annual Meeting and Proxy Statement 23

Nominees for Election for a Three-Year Term Expiring at the 2028 Annual Meeting

Business Experience:

Ralph E. Faison has served as the Chairman of our Board since 2018. Mr. Faison is currently a private investor.

Prior to joining Arlo’s Board, Mr. Faison served on the board of directors of NETGEAR, Inc. ("NETGEAR") from 2003 to 2018. From 2011 to 2014, Mr. Faison served as the President and Chief Executive Officer and chair of the board of directors of Pulse Electronics Corporation. From 2003 through 2007, Mr. Faison served as Chief Executive Officer of Andrew Corporation and served at various times as its President, Chief Operating Officer, and Director. From 2001 to 2002, Mr. Faison was President and Chief Executive Officer of Celiant Corporation, which was acquired by Andrew Corporation. From 1997 to 2001, Mr. Faison was Vice President of the New Ventures Group at Lucent Technologies, Inc., and from 1995 to 1997, he was Vice President of advertising and brand management at Lucent. Prior to Lucent, Mr. Faison also held various positions at AT&T, including as Vice President and General Manager of AT&T’s wireless business unit and manufacturing Vice President for its consumer products unit in Bangkok, Thailand.

Mr. Faison currently serves on the board of directors of Vislink Technologies, Inc., a public company that produces wireless broadcast video cameras for the commercial broadcast and military markets.

Mr. Faison received a Master of Science, Business Administration and Management from Stanford University Graduate School of Business and a Bachelor of Business Administration, Marketing from Georgia State University.

Qualifications:

Mr. Faison has extensive experience in leading and managing large international companies. He is well-versed in the complex manufacturing and distribution systems that today’s multinational companies implement. The Nominating and Corporate Governance Committee believes that Mr. Faison, as a previous public company chair and chief executive officer, is able to advise Arlo on many aspects of public company governance and management and is qualified to serve as a member of our Board.

Ralph E. Faison
Age 66

Director since 2018

Board Committees:
Chairman of the Board, Nominating and Corporate Governance (Chair), Compensation and Human Capital, Cybersecurity and Privacy, Strategic and Capital Allocation (Chair)

Other Current Public Company Boards: Vislink Technologies, Inc.

Business Experience:

Jocelyn E. Carter-Miller has served as a member of Arlo’s Board since 2018. Prior to joining our Board, Ms. Carter-Miller served on the board of directors of NETGEAR from 2009 to 2018. Since 2001, Ms. Carter-Miller has been President of TechEdVentures, Inc. and since 2013 of SoulTranSync, LLC, both of which are entrepreneurial ventures specializing in the development and marketing of high performance educational and personal/ community empowerment programming. Ms. Carter-Miller has also led Jocelyn Carter-Miller, LLC, a business consulting firm, as President since 2016. From 2002 to 2004, Ms. Carter-Miller also served as Executive Vice President and Chief Marketing Officer of Office Depot, Inc. and spent a decade with Motorola, Inc., initially as a Director of Marketing and Network Service Quality, then as Vice President and GM of International Networks Division Latin America and EMEA Operations, and ultimately as Corporate Vice President and Chief Marketing Officer. She also spent ten years at Mattel, Inc. in marketing, product development and strategic business planning roles.

Currently, Ms. Carter-Miller holds leadership roles on the public boards of Principal Financial Group, Inc., InterPublic Group, Inc., and Backblaze, Inc. She also serves on the NACD National and Broward Black Chamber of Commerce Foundation non-profit boards.

Ms. Carter-Miller has been awarded several distinctions including NACD Directorship 100 Honoree, Savoy Power 300: Most Influential Black Corporate Directors, Directors & Boards Director to Watch, Most Influential Corporate Board Directors by Women, Inc., and BoardProspects 100 Black Directors Making a Difference.

Ms. Carter-Miller received a B.S. in Accounting from the University of Illinois, an MBA in Finance and Marketing from the University of Chicago and is a Certified Public Accountant (unlicensed)

Qualifications:

Ms. Carter-Miller provides an in-depth understanding of marketing to home users and small businesses based on her extensive marketing and executive experience at various public companies serving those consumers. The Nominating and Corporate Governance Committee believes that Ms. Carter-Miller’s expertise gained from her time on the boards of large public companies provides an important perspective on corporate governance best practices and procedures that can be applied at Arlo and qualifies her to serve as a member of our Board.

Jocelyn E. Carter-Miller
Age 67

Director since 2018

Board Committees:
Compensation and Human Capital (Chair), Audit, Strategic and Capital Allocation

Other Current Public Company Boards: Principal Financial Group, Inc., Interpublic Group of Companies, Inc., Backblaze, Inc.

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Directors, Executive Officers and Corporate Governance

Directors Continuing in Office Until the 2026 Annual Meeting

Business Experience:

Grady K. Summers has served as a member of our Board since 2018. Prior to joining the Arlo Board, Mr. Summers served on the board of directors of NETGEAR from 2016 to 2018. Mr. Summers currently serves as the CEO of Netwrix, a leading provider of data security solutions. Mr. Summers has held various executive positions at SailPoint, FireEye, Mandiant, and Ernst & Young. He also held various technology and cybersecurity roles at General Electric, including Chief Information Security Officer.

Mr. Summers holds an MBA from Columbia University and a B.S. in computer systems from Grove City College in Pennsylvania.

Qualifications:

Mr. Summers provides Arlo with technology perspectives, strategic insight and cybersecurity oversight. The Nominating and Corporate Governance Committee believes that Mr. Summers’ experience reviewing, leading, designing and implementing cybersecurity programs and his expertise in addressing the security and privacy challenges that Arlo faces in today’s connected world qualifies him to serve as a member of our Board.

Grady K. Summers
Age 48 Director since 2018 Board Committees: Cybersecurity and Privacy (Chair), Compensation and Human Capital Other Current Public Company Boards: None

Business Experience:

Prashant (Sean) Aggarwal has served as a member of our board of directors since 2018. Since 2022, Mr. Aggarwal has served as Co-Founder and Chairman of Borderless AI, an artificial intelligence-powered human resource management platform. Since 2016, Mr. Aggarwal has served as the Chief Executive Officer of Soar Capital, LLC, where he focuses on investments in early-stage technology companies. Previously, Mr. Aggarwal served as the Chief Financial Officer at Trulia, Inc., Vice President of Finance at PayPal, Inc., and at eBay Inc. in various finance roles, including as Vice President of Finance. Prior to eBay, Mr. Aggarwal served as Director of Finance at Amazon.com, Inc. Mr. Aggarwal started his career in investment banking with Merrill Lynch, Pierce, Fenner & Smith Incorporated.

Mr. Aggarwal also currently serves on the board of directors of Lyft, Inc. and Sonder Holdings, Inc., a hospitality company.

Mr. Aggarwal received a Master of Management from Northwestern University - Kellogg School of Management.

Qualifications:

Mr. Aggarwal has significant operational and finance experience as an executive and board member of technology companies. He has led organizations through periods of rapid top-line growth and expansion into international markets. The Nominating and Corporate Governance Committee believes that Mr. Aggarwal’s deep understanding of finance, financial reporting, strategy, operations and risk management qualifies him to serve as a member of our Board.

Prashant (Sean) Aggarwal
Age 59 Director since 2018 Board Committees: Nominating and Corporate Governance, Compensation and Human Capital, Audit Other Current Public Company Boards: Lyft, Inc. and Sonder Holdings Inc.

Arlo Technologies, Inc. Notice of 2025 Annual Meeting and Proxy Statement 25

Business Experience:

Amy Rothstein has served as a member of our Board since 2019. Ms. Rothstein currently serves as Chief Legal Officer and Head of Corporate Development at Nexxen (formerly Tremor International Ltd.), a leading provider of digital video brand advertising solutions using data to deliver outcomes, where she is responsible for managing global legal affairs and driving operational and strategic goals. Ms. Rothstein also previously served as Chief Operating Officer of Nexxen. Ms. Rothstein joined Nexxen through its acquisition of RhythmOne Plc in 2019, at which time Ms. Rothstein served as Executive Vice President, Chief Legal Officer and Chief Operating Officer of RhythmOne. Ms. Rothstein joined RhythmOne through its acquisition of YuMe Inc., where since 2013, she served as Deputy General Counsel and then General Counsel. Prior to joining YuMe, Ms. Rothstein served as Director of Mergers and Acquisitions for North America at Hewlett Packard Inc. She has also held associate attorney positions at Weil, Gotshal and Manges LLP and Cooley LLP.

Ms. Rothstein has received an LLM from University of San Diego School of Law, an JD from Creighton University School of Law, and a Bachelors Degree in Political Science from University of Nebraska.

Qualifications:

Ms. Rothstein has significant legal and operational experience as an executive in technology and advertising companies. The Nominating and Corporate Governance Committee believes that Ms. Rothstein’s extensive experience evaluating and executing complex strategic transactions including mergers and acquisitions and advising public company technology boards qualifies her to serve as a member of our Board.

Amy Rothstein
Age 50 Director since 2019 Board Committees: Audit, Nominating and Corporate Governance, Cybersecurity and Privacy, Strategic and Capital Allocation Other Current Public Company Boards: None

Directors Continuing in Office Until the 2027 Annual Meeting

Business Experience:

Matthew McRae has served as Arlo’s Chief Executive Officer and as a member of our Board since 2018. Mr. McRae served as Senior Vice President of Strategy of NETGEAR, Inc. from 2017 to 2018. Mr. McRae previously served as the Chief Technology Officer of Vizio Inc. from 2010 to 2017 and served as its Vice President and General Manager, Advanced Products Group from 2008 to 2010.

From 2007 to 2008, Mr. McRae was Vice President of Marketing and Business Development of Fabrik (now part of HGST, Inc.), and from 2001 to 2007 was the Senior Director, Worldwide Business Development at Cisco Systems Inc.

Mr. McRae currently serves on the board of directors for Origin Wireless. He previously served on the board of directors of Violux, Inc., Dedicated Hosting Services, Inc., UC Irvine Institute for Innovation, and the Leatherby Center for Entrepreneurship and Business Ethics at the Business School of Chapman University.

Mr. McRae received a Bachelor’s Degree in Computer Science Engineering from University of Pennsylvania and a Bachelor’s Degree in Marketing & Entrepreneurship/Entrepreneurial Studies from The Wharton School.

Qualifications:

The Nominating and Corporate Governance Committee believes that Mr. McRae’s extensive industry experience in leadership positions at consumer electronics and technology companies qualifies him to serve as a member of our Board.

Matthew McRae
Age 51 Director since 2018 Board Committees: None Other Current Public Company Boards: None
None

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Directors, Executive Officers and Corporate Governance

Business Experience:

Catriona Fallon has served as a member of our Board since 2021. Ms. Fallon has over 20 years of strategic finance and leadership experience and is currently the CFO of SambaNova Systems, an enterprise-scale AI platform that is the backbone on the next generation of AI computing. She has served as CFO for several tech companies, including Hitachi Vantara, Aktana, Silver Spring Networks and Marin Software.

Ms. Fallon sits on the board of directors of General Fusion and Palomar Holdings.

Ms. Fallon received an MBA from Harvard and a BA in Economics from UCLA.

Qualifications:

Ms. Fallon brings more than twenty years of strategic finance expertise and leadership experience to her role as a board member via her significant operational and finance experience as a board member and executive of various technology companies. The Nominating and Corporate Governance Committee believes that Ms. Fallon’s understanding of finance, financial reporting, strategy, corporate efficiencies and risk management qualifies her to serve as a member of our Board.

Catriona M. Fallon
Age 54 Director since 2021 Board Committees: Audit (Chair), Cybersecurity and Privacy Other Current Public Company Boards: Palomar Holdings, Inc.

Arlo Technologies, Inc. Notice of 2025 Annual Meeting and Proxy Statement 27

DIRECTOR AND EXECUTIVE COMPENSATION

DIRECTOR COMPENSATION
Under our non-employee director compensation policy, which was amended and restated effective April 30, 2024 (the “Effective Date”), our non-employee directors received the following compensation for the 2024 fiscal year:
Cash Retainer. Our non-employee directors received a $32,000 annual retainer (increased to $45,000 as of the Effective Date). The Chair of the Board and members and Chairs of each committee of the Board also received the additional annual retainers described below:
•	Chair. The Chair of the Board received an additional annual retainer of $50,000.
•	Audit Committee. Each member (including the Chair) of the Audit Committee received an annual retainer of $10,000, and the Chair received an additional annual retainer of $12,000.
•
Compensation and Human Capital Committee. Each member (including the Chair) of the Compensation and Human Capital Committee received an annual retainer of $7,500, and the Chair received an additional annual retainer of $7,500.

•
Nominating and Corporate Governance Committee. Each member (including the Chair) of the Nominating and Corporate Governance Committee received an annual retainer of $5,000, and the Chair received an additional annual retainer of $5,000.

•
Cybersecurity and Privacy Committee. Each member (including the Chair) of the Cybersecurity and Privacy Committee received an annual retainer of $10,000, and the Chair received an additional annual retainer of $10,000.

•
Strategic and Capital Allocation Committee. Effective as of the Effective Date, each member (including the Chair) of the Strategic and Capital Allocation Committee received an annual retainer of $5,000, and the Chair received an additional annual retainer of $5,000.

All retainers are paid on a quarterly basis on the last day of each quarter and are prorated, as needed, for partial service during such period.
Annual Grant. In addition, on an annual basis, each non-employee director who continues to serve as a non-employee director following each annual meeting of stockholders receives an annual grant of a number of RSUs equal to $180,000 divided by the NYSE closing price of our common stock on the date of such annual stockholder meeting (rounded down to the nearest whole share), which will become fully vested on the date of the following year’s annual stockholder meeting. Under the amended and restated non-employee director compensation policy as of the Effective Date, our non-employee directors have the ability to defer the vesting of RSUs.
Initial RSU Grant. Upon joining the Board, each non-employee director receives an initial grant of RSUs (the “Initial Grant”) equal to $180,000, with such dollar amount prorated for the date of such initial election or appointment in relation to the date of the previous annual meeting of stockholders, divided by the NYSE closing price of our common stock on the date of grant (rounded down to the nearest whole share), which will become fully vested on the date of the next annual stockholder meeting.
Vesting of equity awards held by our non-employee directors will fully accelerate if we are subject to a “change in control” (as defined under our 2018 Equity Incentive Plan (the “2018 Plan”)). Director compensation is reviewed annually in line with Arlo’s peer group and targeted to the 50th percentile.
Continuing Education. In order to encourage continuing director education, we reimburse certain director education of $7,000 over a two-year period and we provide continuing education sessions for the Board, as a whole, to attend in connection with one of its regularly scheduled meetings.
Travel Expenses. Our non-employee directors are entitled to reimbursement for travel and other related expenses incurred in connection with their attendance at meetings of our Board and the committees thereof.

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DIRECTOR AND EXECUTIVE COMPENSATION

The following table details the compensation of our non-employee directors for the 2024 fiscal year.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Total ($)
Ralph E. Faison(3)	$124,854	$179,994	$304,848
Prashant (Sean) Aggarwal(3)	$63,179	$179,994	$243,173
Grady K. Summers(3)	$68,179	$179,994	$248,173
Jocelyn E. Carter-Miller(3)	$69,016	$179,994	$249,010
Catriona M. Fallon(3)	$72,679	$179,994	$252,673
Amy M. Rothstein(4)	$69,016	$179,994	$249,010

(1)	The fees earned by our non-employee directors in 2024 represent the annual board service retainers discussed above, a portion of which were paid in 2025.
(2)
The amounts included in the “Stock Awards” column represent the grant date fair value of annual awards granted in 2024 under our non-employee director compensation policy, calculated in accordance with FASB ASC 718. Refer to Note 2 in the Notes to Consolidated Financial Statements in Item 8 of Part II of the Annual Report for the assumptions used to estimate fair value at the grant date.

(3)	As of December 31, 2024, each of Messrs. Faison, Aggarwal and Summers, and Mses. Carter-Miller and Fallon held 13,761 RSUs.
(4)	As of December 31, 2024, Ms. Rothstein held 13,761 RSUs and outstanding stock options to purchase 10,000 shares of our common stock.

Arlo Technologies, Inc. Notice of 2025 Annual Meeting and Proxy Statement 29

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis
Arlo became a public company in August 2018 and we transitioned from emerging growth status to large accelerated filer status effective as of January 1, 2024. As described in “Proxy Summary: Executive Compensation Highlights”, we conducted our first say-on-pay advisory vote in 2024. We were disappointed with the level of support the vote received. In response to the stockholders concerns, our management team, led by the Chair of the Compensation and Human Capital Committee, engaged in a significant outreach effort to our stockholders and implemented a number of adjustments to our program in response to stockholder feedback. These actions include (i) converting the final cash bonus tranche under the 2022 Retention Program to equity award and enhancing the requirements to earn such award by adding an ARR metric; (ii) committing future annual equity awards be entirely performance based and include multiple metrics, i.e., 2025; and (iii) affirming our intention not to use “special” or off-cycle cash or equity awards for executives in the foreseeable future. Refer to the Executive Program Compensation Update filed on November 7, 2024 for more details.
Consistent with the preference of our stockholders expressed in 2024 and the Board recommendation, the say-on-pay vote will be held annually with our second say-on-pay advisory vote in 2025 as described in Proposal No. 3 of this Proxy Statement.
Our Compensation Discussion and Analysis (“CD&A”) includes a detailed discussion of compensation for the year ended December 31, 2024, for our named executive officers, which consist of our principal executive officer, chief financial officer and chief operating officer, and our general counsel. We have no other executive officers who were serving as of December 31, 2024 or who served during 2024.
Relationship Between Pay and Performance
Since Arlo changed its business model, we have been on a mission to transform from a single purchase consumer electronics company to a world-class smart-security subscription services organization with sustainable recurring revenue and industry-leading key performance indicators (“KPIs”). We believe the adoption of this strategy drives the greatest TSR.
Consistent with our compensation philosophy, we pay our executives based on performance measures that drive long-term growth and sustained value creation for our stockholders. We link executive compensation and our stockholder interests by structuring a meaningful portion of our executive officers’ annual target total direct compensation to be both “at-risk” and variable in nature. While we do not determine either “variable” or “fixed” pay for each executive officer with reference to a specific percentage of target total direct compensation, consistent with our pay-for-performance philosophy, generally, we seek to emphasize variable pay over fixed pay and equity compensation over cash compensation.
The management team’s successful execution of its transformation strategy resulted in Arlo developing a reputation for operational excellence and financial discipline. Consistently meeting and exceeding our operational targets generated a significant boost to Arlo’s financial outlook and resulted in a 219% TSR since December 2022, which surpassed both the S&P 600 IT and Russell 2000 benchmark indices. The following graph shows a comparison from December 30, 2022 through December 31, 2024 of cumulative total return for Arlo’s stock price and the S&P 600 IT Index and Russell 2000 Index.

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EXECUTIVE COMPENSATION

Arlo’s stock price performance illustrates that stockholders believe management’s strategic decision to undergo the business transformation since 2022 and recognize the KPIs that our team put in place to drive that outcome was the right decision. As a result, we believe that our pay-for-performance strategy is properly aligned with our stockholder value creation and has generated positive results.

	As of and for the Year Ended December 31,
	2024	% Change	2023	% Change	2022
	(In thousands, except percentage data)
Non-GAAP operating income (loss) *	$37,865	51.7%	$24,957	NM	$(6,064)
Cumulative paid subscribers (“CPS”)	4,599	63.5%	2,813	51.1%	1,862
Annual recurring revenue (“ARR”)	$257,332	22.5%	$210,078	52.5%	$137,764

*	Refer to Annex A of this Proxy Statement for reconciliations of non-GAAP items.
We accelerated our subscription business in fiscal 2024 which resulted in significant growth in paid accounts, ARR, and non-GAAP operating income. We ended the year with approximately 4.6 million paid subscriptions and 11 million registered accounts. We are one of less than five public companies which have generated $250 million of ARR in their first six years of operations. We exited the year with tremendous momentum in our subscription business as service revenue represented 53% of total revenue and services gross margin came in at record level of 82% in the fourth quarter of 2024. Finally, we generated outstanding metrics with our direct retail paid accounts having average revenue per user (“ARPU”) up to $12.60, a 92% retail gross margin and retail life-time value (“LTV”) of $750, resulting in world-class LTV to customer acquisition cost (“CAC”) of 4x. Our operational success positions us well to deliver robust financial performance in 2025.
We are proud of these accomplishments and are focused on even stronger execution against the ambitious long-range goals that we have established for 2030. Our executives have positioned Arlo for future success by continuing to drive platform innovations, introducing ground-breaking AI service offerings and initiating a complete refresh of our portfolio of smart security devices. These initiatives will enable further acceleration of subscriber growth, an opportunity to drive higher ARPU per customer, and allow us to form strategic partnerships in various adjacent markets. With these growth drivers in place, by 2030 we expect to at least double our paid accounts base, more than double our ARR, and grow operating margins by 1500 basis points. We have already experienced significant operational momentum as we expect to achieve the original long-range targets in the second quarter of 2025, a full two years ahead of schedule. That accelerated timeline gives us the confidence that we are ahead of pace to hit our long-range goals for 2030. We are confident that upon achievement of these goals, we will further significantly enhance stockholder value, as we expect a re-rating in our shares to reflect attainment of these very significant milestones.

Arlo Technologies, Inc. Notice of 2025 Annual Meeting and Proxy Statement 31

Original Long-Range Plan MARCH 2022 TARGETS FOR ≤ 2027		Current Long-Range Plan TARGETS FOR ≤ 2030
5 Million Paid Accounts	→	**10 Million** Paid Accounts
$300 Million In ARR	→	**$700 Million** In ARR
≥10% In Operating Margin (NON-GAAP)	→	**>25%** In Operating Margin (NON-GAAP)

Executive Compensation Philosophy and Pay-for-Performance
We compete in an aggressive and dynamic industry and, as a result, we believe that hiring, motivating, and retaining quality employees, particularly senior managers, sales and technical personnel, are critical factors to our future success. The Compensation and Human Capital Committee ensures Arlo employs exceptional talent retention practices in line with a carefully selected peer group related to our size and industry. We provide compensation to executive officers in a manner as to attract and retain the best available personnel for positions of substantial responsibility.
Our executive compensation program aims to balance a number of objectives, including attracting and retaining highly qualified executive officers, rewarding individual contributions, teamwork and integrity, supporting employee engagement and motivating management to achieve our corporate objectives and deliver returns for our stockholders. Our programs are intended to drive short- and long-term performance with the goal of increasing stockholder value over the long term.

Base Salary	• Provides financial stability and security using fixed salary • Market driven pay dependent on experience and relevant skillset
Performance Bonus
•
Motivates and rewards employees for achieving rigorous annual corporate performance goals
•
Focuses executives on sustained performance and critical long-term goals
•
Provides short-term incentive for key executives

Equity Based Incentives
•
Motivates and rewards long-term company performance
•
Aligns pay with long-term stockholder value
•
Attracts highly qualified executives and encourages long-term employment
•
Equity awards granted in prior years provide retention value based on specified performance goals

In fiscal year 2024, the vast majority of the target total direct compensation granted to our executive officers consisted of variable pay consisting of long-term and short-term cash and equity incentive compensation. We utilize key short- and long-term operating objectives, such as growth of operating margins and cumulative paid accounts that we believe are critical to execution of our business strategy and creation of stockholder value for our cash incentive bonus program and our PSUs. This structure is intended to encourage our management team to achieve our short- and long-term corporate objectives while appropriately managing business risks and challenges.
As we continue to mature as a public company, we believe that the compensation elements provided to all of our executive officers, including our named executive officers, will continue to emphasize “at-risk” and variable pay that should enable us to provide a balanced set of incentives for our executive officers to meet our business objectives and drive long-term growth.

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EXECUTIVE COMPENSATION

For the pay-versus-performance disclosure prescribed by SEC rules, which does not necessarily reflect the way our Compensation and Human Capital Committee views the alignment between our performance and our named executive officers’ compensation, see the section titled “Pay Versus Performance” below.
Executive Compensation Program
Base Salary
Base salaries are generally reviewed and approved by the Compensation and Human Capital Committee each year. In 2024 and 2023, the Compensation and Human Capital Committee did not make any changes to our named executive officer base salaries, except for Mr. Busse in 2024, whose base salary was increased by 5% based on our peer group study.

Named Executive Officer	2024	% Change	2023	% Change	2022
Matthew McRae	$790,000	—%	$790,000	—%	$790,000
Kurtis Binder	$500,000	—%	$500,000	—%	$500,000
Brian Busse	$410,000	5%	$390,000	—%	$390,000

Performance Bonus
The annual performance bonus program provides each named executive officer with the opportunity to earn annual incentive payments based upon the attainment of certain corporate financial or operational measures or objectives as appropriate for the year, based on such participant’s annual performance bonus opportunity, expressed as a percentage of base salary.
2024 Target Performance Bonus
For 2024, Messrs. McRae, Binder and Busse had the opportunity to earn a target annual performance bonus equal to 100%, 70% and 50% of their annual base salary, respectively. The target percentages applicable to such named executive officers for 2024 were unchanged from 2023.
2024 Performance Goals and Achievements
For 2024, the Compensation and Human Capital Committee established non-GAAP operating income (loss), product return reduction, and subscriber retention and churn improvement metrics as the corporate performance goals applicable to the 2024 plan year. The Compensation and Human Capital Committee chose these metrics because they not only incentivized our executives to drive revenue growth, manage operating expenses, and improve profitability, but also focused on our customer-centric approach to improve overall customer experience and subscription retention. For the financial performance goal, accounted for 80% of the total bonus program, the target is derived based on the annual operating plan established at the beginning of 2024. For the operational performance goals, each accounted for 10% of the total bonus program, the targets are based on improvements in product return rates and subscriber retention rates benchmarked as of December 31, 2023. On both financial and operational performance goals, over-achievement is allowed at a maximum of 150% of target metrics such that the total payout is capped at 150% of target bonus. Similarly, a threshold performance level is established for each performance goal, below which no bonus will be paid.
We do not disclose the specific target levels for the above-described metrics because we believe that such disclosure would result in competitive harm to us. We purposely set these targets at aggressive levels. Revealing these metrics, including the reasoning for setting targets at specific levels, could potentially reveal insights about our objectives that our competitors could use against us in the marketplace for similar products. We believe each of these target levels was challenging but attainable under assumed conditions if we had what we considered to be a successful year.

Arlo Technologies, Inc. Notice of 2025 Annual Meeting and Proxy Statement 33

After assessing our 2024 performance, the full Board determined that each of our named executive officers received a performance bonus equal to 71% of their target bonus. The 2024 amounts reflected as Non-Equity Incentive Plan Compensation in the Summary Compensation Table for our named executive officers reflect the value of the bonuses earned for 2024 performance under Arlo’s 2024 executive bonus plan. These bonuses were paid in fully-vested RSUs issued in February 2025.

Named Executive Officer	Target ($)	Actual Payout as % of Target	Actual Payout ($)
Matthew McRae	$790,000	71%	$560,900
Kurtis Binder	$350,000	71%	$248,500
Brian Busse	$205,000	71%	$145,550

Equity-Based Incentives
Since our IPO, we have granted equity compensation to our executive officers primarily in the form of RSU and/or performance-based stock unit awards (which we refer to as “performance-based RSU” or “PSU” awards). We grant equity incentive awards to support long-term alignment between our executive officers and our stockholders, and to enable us to obtain and retain the services of highly qualified senior management team members, which we believe is essential to our long-term success.
2024 Annual Equity Awards
During 2024, we granted each of our named executive officers performance-based incentives upon the achievement of cumulative paid subscribers (“CPS”) and a blended 60% service gross margin thresholds as reflected in the table below. We determined to only grant performance-based incentives in response to stockholder feedback and to further strengthen alignment between pay and performance.

Named Executive Officer	Performance-Based PSUs (in shares)
Matthew McRae	2,544,565
Kurtis Binder	1,000,000(1)
Brian Busse	317,809

(1)	This award includes the consideration of the promotion of Chief Operating Officer.
The Compensation and Human Capital Committee chose each named executive officer’s grant level based on the amount which they felt, in their judgment, was appropriate to retain and incentivize the named executive officers, while remaining reasonable within market standards. In making these determinations, the Compensation and Human Capital Committee considered each of the named executive officer’s current equity holdings, the extent to which such holdings remained unvested (and therefore continued to serve as a retention tool), the market data provided by Pay Governance reflecting equity value based on approximate grant date fair value, internal equity amongst the team, individual performance and length of service.
The performance-based CPS PSUs vest in substantially equal installments upon achievement of 3,813,000, 4,813,000, and 5,813,000 cumulative paid subscribers and a blended 60% service gross margin on or prior to September 30, 2027. We selected these specific goals because, as of the date of approval, we believed that they represented rigorous but achievable targets. Further, we believe that awards vesting based on achievement of cumulative paid subscribers are an important and useful incentive because paid subscribers represent a significant portion of our revenue. The first goal for these CPS PSUs was achieved in July 2024 and accordingly Messrs. McRae, Binder, and Busse vested in 288,823, 333,333, and 50,000 PSUs, respectively.
Executive Retention Plan Awards
In August 2022, we adopted an Executive Retention Plan under which Messrs. McRae and Busse have the opportunity to earn cash and equity payouts upon achievement by us of certain cumulative paid subscribers and a blended 60% service gross margin thresholds over a five-year performance period beginning in September 2022 and ending in September 2027. We adopted this program – our first and only executive retention program – in consultation with our previous compensation consultants because we were facing extenuating circumstances. In particular, we were in the midst of a transformation into a services organization with recurring revenue and KPIs driven by a subscription model. We were also cash-constrained and so looked to equity awards as a

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primary component of such retention plan to maintain our liquidity position. At the time, retention of our C-suite was critical as two chief financial officers, a chief information officer and other key executives had already left, making us even more dependent on our chief executive officer and general counsel.
Cumulative Paid Subscribers means, on a cumulative basis, ordinary course paid subscription accounts generated by us which collectively are expected to generate at least a blended 60% service gross margin as reasonably determined in the sole discretion of the Board or the Compensation and Human Capital Committee. We implemented the Executive Retention Plan in recognition of the significant benefits to us in retaining and incentivizing such participants to continue their employment relationship with us. Compensation and Human Capital Committee chose CPS as the performance goal for the Executive Retention Plan because paid account subscribers drives our service revenue growth that generate over 80% gross margin.
Upon achievement by us during the five-year performance period of each of the CPS Targets and blended service gross margin listed in the table below, each of Messrs. McRae and Busse is entitled to receive a cash payment and a PSU equal to, or calculated by reference to, such Participant’s base amount or base PSU as reflected below. The CPS Targets were set in 2022 at levels the Board felt would be challenging based upon our historical performance, internal forecasts at the time of approval and industry-wide conditions. The Board has no intention to use “special” or off-cycle cash or equity retention awards for executives in the foreseeable future.
In November 2024, after considering stockholder feedback solicited following our advisory vote on the compensation of our named executive officers, our Compensation and Human Capital Committee approved, and each of Messrs. McRae and Busse accepted, the grant of PSUs in lieu of the cash bonus that would otherwise be payable upon achievement of the 5 Million CPS Target (“Substitute PSUs”). Such Substitute PSUs vest upon achievement of all of the following: (i) achievement of the 5 Million CPS Target and a blended 60% service gross margin, (ii) achievement by us of at least $300 million in ARR, and (iii) continuous service through the later of October 1, 2025, or the date on which the latter of the conditions described in (i) and (ii) is achieved (provided that such conditions must be achieved, if at all, on or prior to September 30, 2027). The number of Substitute PSUs granted to each was determined by dividing $2,000,000 (for Mr. McRae) or $200,000 (for Mr. Busse) by the 30-day trailing average price per share of our common stock, calculated and inclusive as of the grant date, rounded down to the nearest whole unit, which was 178,094 and 17,809 PSUs for each of Messrs. McRae and Busse, respectively.
Upon the grants of the last tranche for the 5 Million CPS Target in November 2024, all charges have been recognized and there is no further awards under the 2022 Retention Program.
The CPS PSUs and Substitute PSUs are eligible for acceleration or different vesting upon certain change in control or termination events as described below under “Potential Payments upon Termination or Change in Control”.

CPS Target	Service Gross Margin	Retention Bonus	PSU	Target Achievement Date
2 Million	60%	Base Amount(1)	Base PSU(1)	March 2023
3 Million	60%	50% of Base Amount (the “3 Million Amount”)	50% of Base Amount (the “3 Million PSU”)	February 2024
4 Million	60%	50% of Base Amount (the “4 Million Amount”)	50% of Base Amount (the “4 Million PSU”)	July 2024
5 Million	60%	100% of Base Amount (the “5 Million Amount”) (2)	100% of Base Amount (the “5 Million PSU”)(2)	—

(1)
Messrs. McRae’s and Busse’s Retention Bonus Base Amounts are $2,000,000 and $200,000, respectively, and Messrs. McRae’s and Busse’s CPS Base PSU amounts are 1,000,000, and 100,000 shares, respectively.

(2)
In November 2024, we amended the 2022 Retention Program, and the cash Retention Bonus for the 5 Million CPS Target was converted to the Substitute PSUs as described above. Upon the grants of the CPS PSUs and Substitute PSUs as the last tranche of the 2022 Retention Program, there will be no further awards under the 2022 Retention Program.

Arlo Technologies, Inc. Notice of 2025 Annual Meeting and Proxy Statement 35

Compensation Elements Summary
Our executive compensation program aims to take a holistic approach to compensation and generally consists of, and is intended to strike a balance among, the following three principal components: base salary, performance-based incentive and long-term incentive compensation.
The following chart summarizes the main elements of our executive compensation, their objectives, and key features.

Element	Objective	Determination Factors
Base Salary (fixed compensation)	• Provides financial stability and security through a fixed salary for performing job responsibilities.	• Skills, experience, and performance of individual compared to the market. • Value of role to Arlo.
Performance Bonus (variable compensation)
•
Motivates and rewards employees for achieving rigorous annual corporate performance goals that relate to our key business objectives.

•
Supports need for long-term sustained performance and focuses executives on critical long-term performance goals.

•
Aligns interests of executives and stockholders, encouraging equity ownership and stockholder alignment, including through payment of earned bonus in the form of stock unit awards.

•
Retains key executives.
• 2024 annual award payout based on achievement against operating income, churn rate reduction and return rate reduction goals.
Equity-based Incentives (variable equity compensation) • Time-based RSUs • Performance-based incentives	• Motivates and rewards long-term company performance. Aligns pay with long-term stockholder value. • Attracts highly qualified executives and encourages long-term employment.
•
Value delivered based on continuing service + achievement of cumulative paid subscriber account goals.

•
Equity awards granted in prior years provide retention value based on achievement of performance goals coupled with service-based vesting.

We also provide our executive officers with severance and change-in-control related payments and benefits, as well as benefits available to all our employees, including retirement benefits under our 401(k) plan and participation in various employee health and welfare benefit plans.
In evaluating our executive compensation policies and programs, as well as the short-term and long-term value of our executive compensation plans, we consider both company and individual performance and skills of each of our executives, as well as the compensation paid to executives in similar companies with similar responsibilities. We focus on providing a competitive compensation package which provides significant short-term and long-term incentives for the achievement of measurable corporate objectives. We believe that this approach provides an appropriate blend of short-term and long-term incentives to maximize stockholder value.
We do not have any formal policies for allocating compensation among salary, performance bonus awards and equity grants, short-term and long-term compensation or among cash and non-cash compensation. Instead, the Compensation and Human Capital Committee uses its judgment to establish a total compensation program for each named executive officer that is a mix of current, short-term incentive and long-term incentive compensation, and cash and non-cash compensation, that it believes appropriate to achieve the goals of our executive compensation program and our corporate objectives. However, a significant portion of the named executive officers’ total target compensation is comprised of performance-based bonus opportunities and long-term equity awards, in order to align the executive officers’ incentives with the interests of our stockholders and our corporate goals.

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In making executive compensation decisions, the Compensation and Human Capital Committee generally considers each executive officer’s total target direct compensation, which consists of base salary, target bonus opportunity (which together with base salary we refer to as target annual compensation), and long-term equity awards (valued based on an estimate of grant date fair value).
Compensation Policies and Practices
We believe the following practices and policies within our program promote sound compensation governance and are in the best interests of our stockholders and named executive officers:

What We Do		What We Don't Do
☑	Maintain an independent Compensation and Human Capital Committee with independent compensation consultant	☒	No guaranteed salary increases or bonus payouts
☑	Annually review the executive compensation program	☒	No agreements providing for tax reimbursements or tax gross-up on severance or upon a change in control
☑	Use a pay-for-performance philosophy where a significant portion of compensation is “at risk” and based on Company performance	☒	No excessive perquisites
☑	Award annual incentive compensation subject to the achievement of predetermined performance goals	☒	No hedging or pledging of our equity securities
☑	Grant a significant portion of equity incentives in the form of PSUs that only vest upon achievement of defined performance goals over a multi-year performance period	☒	No supplemental executive retirement or pension plans
☑	Maintain a clawback policy that complies with current SEC requirements, with prior policy continuing to apply under certain circumstances, including in the case of misconduct	☒	No guaranteed ‘single-trigger’ change in control payments

Role of our Compensation and Human Capital Committee, Management and the Board
Recruitment and retention of our named executive officers and other executive management require a competitive compensation package. Our Compensation and Human Capital Committee is responsible for overseeing and reviewing our general compensation strategy. In this capacity, our Compensation and Human Capital Committee approves the design of, and implements, reviews, and approves, all compensation for our named executive officers, except for the approval of compensation for our Chief Executive Officer, whose compensation is approved by the independent members of our Board after considering recommendations from our Compensation and Human Capital Committee.
Our Compensation and Human Capital Committee works with and receives information and analyses from management, including our legal, finance, and human resources departments, our independent compensation consultants, and our Chief Executive Officer, and considers such information and analyses in determining the structure and amount of compensation to be paid to our executive officers (other than his own compensation). Our Chief Executive Officer provides recommendations to the Compensation and Human Capital Committee regarding the compensation of all executive officers (other than himself) based on the overall corporate achievements during the period being assessed and his knowledge of the individual contributions to our success by each of the executive officers. The Compensation and Human Capital Committee takes these recommendations into consideration when determining the overall performance of the company and each of our executive officers individually, as demonstrated by progress measured against corporate goals and achievement of other corporate priorities.
From time to time, various other members of management and other employees as well as outside advisors or consultants may be invited by the Compensation and Human Capital Committee to make presentations, provide financial or other background information or advice, or otherwise participate in Compensation and Human Capital Committee or Board meetings.
Members of management, including our Chief Executive Officer, may attend portions of our Compensation and Human Capital Committee’s meetings; however, neither our Chief Executive Officer nor any other member of management is present during decisions regarding his or her own compensation.

Arlo Technologies, Inc. Notice of 2025 Annual Meeting and Proxy Statement 37

Role of Independent Compensation Consultant
Our Compensation and Human Capital Committee has the sole authority to retain compensation consultants to assist in its evaluation of executive compensation, including the authority to approve the consultant’s reasonable fees and other retention terms. For purposes of evaluating 2024 compensation for each of our executive officers and making 2024 compensation decisions, our Compensation and Human Capital Committee retained Pay Governance to assist it in reviewing our executive compensation program and to ensure that our compensation program remains competitive in attracting and retaining talented executives. Pay Governance also assisted with reviewing Arlo’s 2025 peer group in order to understand the peer group changes required for 2025 compensation decisions.
In 2024, Pay Governance benchmarked executive and board pay levels, assisted with the SOP strategy, and reviewed the peer group to be used in 2025. Pay Governance assisted the Compensation and Human Capital Committee in evaluating current pay practices and philosophies, and considering compensation and corporate governance best practices. As described further below, Pay Governance also prepared an analysis of our compensation practices with respect to base salaries, annual bonuses and long-term incentive compensation compared to competitive market practices. Pay Governance reported directly to, and advised, our Compensation and Human Capital Committee. Pay Governance interacted with management to gain access to company information that is required to perform its services and to understand the culture and policies of our organization.
Our Compensation and Human Capital Committee considered whether the work of Pay Governance has raised any conflict of interest, taking into account the factors set forth in the SEC rules and the NYSE listing standards, and determined that there is no conflict of interest resulting from retaining Pay Governance currently or during 2024. Other than the services provided for our Compensation and Human Capital Committee, Pay Governance has not performed any work for us.
Role of Market Data
Because the Compensation and Human Capital Committee aims to attract and retain the most highly qualified executive officers in a competitive market for talent, it believes that it is important when making its compensation decisions to be informed as to the current practices of comparable public companies that are representative of the types of organizations with which we compete for top talent. To this end, as described below, the Compensation and Human Capital Committee reviews data from a peer group of companies as a reference point in making executive compensation decisions.
The Compensation and Human Capital Committee approved the 2024 peer group in December 2023 which it developed in consultation with Pay Governance and with input from our Chief Executive Officer. The peer group for 2024 consisted of 24 U.S. publicly traded companies (listed in the table immediately below). Determining an executive compensation peer group is not easy as there are few, if any, direct comparable business competitors that are stand-alone public companies of similar size, business complexity and geographic footprint. Our closest competitors are in many cases a division of a larger publicly traded company. Therefore, our peer group is only one reference point used to understand competitive pay levels. Other factors include information obtained from our recruiting efforts, company and individual performance, executive expertise and role, and further described below.
In selecting the companies to include in the peer group, the Compensation and Human Capital Committee considered the following targeted selection criteria:
•	Industry focus: companies focused on smart home and security technology, broader consumer technology companies and other companies with a SaaS business model.
•	Size: companies with relatively similar annual revenue and market capitalization as compared to us.

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Our compensation peer group for 2024 was as follows:

8X8 (EGHT)	PAR Technology (PAR)
Alarm.com (ALRM)	Rapid 7 (RPD)
Calix (CALX)	SecureWorks (SCWX)
Cantaloupe (CTLP)	SmartRent (SMRT)
Commvault Systems (CVLT)	Snap One (SNPO)
Everbridge (EVBG)	Sonos (SONO)
Five9 (FIVN)	Vizio (VZIO)
LiveRamp (RAMP)	Xperi (XPER)
NETGEAR (NTGR)	Yext (YEXT)
Ooma (OOMA)	Zuora (ZUO)
PagerDuty (PD)

Our Compensation and Human Capital Committee’s general approach emphasizes setting total compensation for executives, which consists of base salary and benefits, annual incentive bonus, and equity-based incentives, to be market competitive. The Compensation and Human Capital Committee reviews compensation against peer data primarily to ensure that the executive compensation program, as a whole, is positioned to competitively attract and retain executive officers and is consistent with our pay for performance philosophy.
However, the use of peer company data is not formulaic, and the Compensation and Human Capital Committee considers market data as only one of the factors that informs its decisions, as described below.
Our Compensation and Human Capital Committee sets the compensation of our executive officers at levels they determine to be competitive and appropriate for each named executive officer, with committee members exercising their professional experience and judgment. Our Compensation and Human Capital Committee believes that executive pay decisions require consideration of a multitude of relevant factors which may vary from year to year. Pay decisions are not made by using a formulaic approach relative to benchmark data. In making executive compensation decisions, our Compensation and Human Capital Committee generally takes into consideration the factors listed below, in addition to peer company data:
•	Company performance and existing business needs;
•	Each named executive officer’s individual performance, scope of job function and the criticality of each named executive officer’s skill set to the company’s future performance;
•	Whether the equity award holdings of the named executive officer provide a sufficient retention incentive;
•	Stockholder feedback;
•	Internal pay parity amongst similarly situated executive team members; and
•	The need to attract new talent to our executive team and retain existing talent in a highly competitive industry.
Say-on-Pay Vote: Stockholder Feedback and Our Response
Stockholders are provided the opportunity to cast an annual say-on-pay advisory vote on the compensation of our named executive officers, which we are currently conducting annually. Stockholder feedback is an important part of the compensation-setting process, and Arlo proactively engages with stockholders throughout the year to learn their perspectives on significant issues, including company performance and strategy, executive compensation, and environmental, social, and corporate governance matters. The Compensation and Human Capital Committee values the views of our stockholders as expressed through annual say-on-pay advisory votes, as well as the feedback received through our regular stockholder outreach and engagement process.
At the 2024 annual meeting, Arlo’s say-on-pay vote gained support of approximately 41% of our stockholders’ votes cast. Arlo’s management team and Board, led by the Chair of the Compensation and Human Capital Committee, engaged in an outreach effort to stockholders to understand their perspective.

Arlo Technologies, Inc. Notice of 2025 Annual Meeting and Proxy Statement 39

Arlo’s Board and management team executed an outreach program that included our largest stockholders, detailing our compensation philosophy on pay-for-performance and soliciting feedback on our executive compensation program. We documented all of the feedback received and undertook immediate action to respond appropriately to stockholder concerns. See “Proxy Summary: Stockholder Engagement” for a more fulsome summary of stockholder feedback and our response.

What We Heard		Actions Taken in Response
•	“Investors are against the use of retention awards except in extenuating circumstances.”	•	The Compensation and Human Capital Committee affirms that it has no intention to use any further retention awards for the foreseeable future.
•	“Concerns about company using duplicative CPS goals across multiple PSU Grants.”	•	There are no programs with duplicative goals in 2025 and no intention of duplicative metrics in the future.
•	“Desire for annual executive PSU awards to include multiple metrics rather than a singular subscriber metric.”	•	The 2022 Retention Program has been changed and added metrics: ARR and a blended gross margin.
		•	The 2025 Substitute PSUs have multiple metrics (a total of four).
		•	Future awards will also have additional metrics.
•	“Total compensation for executives (inclusive of retention awards) perceived as high relative to peers.”	•	The Compensation and Human Capital Committee works with external compensation consultant in the development of peer group.
		•	Reduced 2025 annual equity award values compared to 2024.

The most common concern communicated by our stockholders centered around our 2022 Retention Program. We recognize that retention packages are not a desired compensation approach of the investor community, but we wanted to share our original rationale in implementing it. In our Executive Compensation Program Update, we highlighted how the 2022 Retention Program addressed the unique and extenuating circumstances we were facing at the time. We also documented the significantly positive outcomes that we believe the 2022 Retention Program yielded including delivering a 219% increase in our stock price from December 30, 2022 to December 31, 2024 which surpassed both the S&P 600 IT and Russell 2000 indices. As of the publication of the Executive Compensation Program Update, we converted the final tranche of the retention awards from cash to performance-based equity incentives which vest after achieving all of the conditions of (i) one-year of continuous service from October 1, 2025; (ii) achievement of 5 million paid subscribers; (iii) ARR target of $300 million; and (iv) blended gross margin of 60%. We added ARR (which was not included in the original retention award) in response to investor concerns about executive PSU awards not including multiple metrics and focusing on a singular subscriber metric. Additionally, from that dialogue we wanted to communicate our understanding that sustained stockholder value creation, especially in the SaaS subscription space, aligns more fully with the inclusion of ARR and gross margin metrics. The Compensation and Human Capital Committee also affirmed that it has no intention to use “special” or off-cycle cash or equity retention awards for executives in the foreseeable future.
The Compensation and Human Capital Committee has and will continue to gather and consider stockholder feedback as well as the results of say-on-pay votes when setting compensation in the future.
Other Compensation Policies and Practices
Clawback Policy
We have maintained a Clawback Policy since August 2018. In October 2023, we amended the Clawback Policy to bring it into compliance with the final rules adopted by the SEC pursuant to Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the listing rules of NYSE. Accordingly, our updated Clawback Policy provides that we are generally required to recoup certain incentive compensation received on or after October 2, 2023, if we must restate our financial statements, irrespective of whether executive misconduct is involved in such restatement, subject to certain limited exceptions permitted by the SEC rules, listing standards and applicable laws.
The updated Clawback Policy supersedes and replaces the Company’s prior Clawback Policy for incentive-based compensation received on or after October 2, 2023. Under our prior Clawback Policy, which still applies to incentive compensation received by

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certain current and former covered officers between August 1, 2018, and prior to October 2, 2023, if we restate our financial statements, our Board generally may recoup the excess portion of cash and equity incentive compensation if our Board determines that an executive officer’s intentional misconduct, fraud and/or embezzlement contributed, in whole or in part, to such restatement.
Stock Ownership Guidelines
In order to align the interest of our directors, executive officers, and employees holding a title of senior vice president or higher (collectively “Covered Individuals”) with those of our stockholders, we have adopted stock ownership guidelines (the “Guidelines”) that require, during their respective tenures, the Covered Individuals to maintain ownership of Eligible Shares (as defined below) with an applicable aggregate market value as set forth below. Such Guidelines are in the top quartile of our peer group.

Covered Individual	Ownership Guideline Multiple of Base Pay/Annual Board Service Retainer
Chief Executive Officer	6x
All Other Officers	3x
Directors	5x

The Guidelines must be achieved by each Covered Individual by the end of the calendar year in which occurs the date that is five (5) years after the later of (1) the effective date of the Guidelines (July 25, 2022) and (2) the date the individual became a Covered Individual (such period of time, the “Compliance Period”). After the Compliance Period, the Guidelines are revised whenever the base pay changes by 20% or more from the last base pay used to calculate the then-current Guidelines for such Covered Individual (each, an “Adjustment Date”), and such revised Guidelines must be achieved by the affected Covered Individual on or before the end of the calendar year in which occurs the date that is three (3) years after the Adjustment Date.
A Covered Individual’s ownership shall be reviewed annually based on the number of such Covered Individual’s Eligible Shares as of the last day of the calendar year to determine if the Covered Individual has met the applicable Guidelines for such year (or, during the Compliance Period, to assess progress towards meeting the Guidelines). If the Guidelines are deemed met for such year, the Covered Individual shall be deemed to comply with the Guidelines for the entire following year.
The following shares of common stock are “Eligible Shares” that shall be included in the calculation of a Covered Individual’s stock ownership, whether or not purchased on the open market or obtained through the exercise of stock options or vesting of equity awards granted by Arlo to such Covered Individual: (1) shares owned outright by the Covered Individual and by members of his or her immediate family (as defined in Rule 16a-1(e) under the Exchange Act) (“Family Member”); (2) shares held in trust for the benefit of the Covered Individual, or for the benefit of a Family Member of such Covered Individual; (3) vested shares under any deferred compensation plan; and (4) vested and unvested time-based restricted stock units, net of the estimated number of shares needed to pay the minimum tax withholding for those vested units. Shares of common stock underlying (i) unexercised options (whether vested or unvested) and (ii) unearned performance-vesting restricted stock units will not be considered Eligible Shares in determining whether a Covered Individual has met the applicable Guidelines.
If a Covered Individual fails to satisfy the Guidelines, the Board may take a number of actions as it determines appropriate, including prohibiting the Covered Individual from selling any shares acquired through the vesting or the exercise of stock awards, other than shares needed to pay applicable taxes and exercise prices, until the Guidelines are met.
Agreements with Our Named Executive Officers
We have entered into employment letters with each of Messrs. McRae, Binder and Busse. The employment letters generally memorialize the executive officer’s initial base salary and target annual bonus, and participation in our employee benefit plans and programs. These individuals’ base salaries, annual bonus opportunities and any equity awards are reviewed annually by the Compensation and Human Capital Committee with the amounts effective for 2024 described above in this Compensation Discussion and Analysis.
Severance and Change in Control Benefits
Regardless of the manner in which a named executive officer’s service terminates, the named executive officer is entitled to receive amounts earned during their term of service, including salary. Each of our named executive officers is eligible for payments or benefits in connection with certain types of involuntary terminations and/or a change in control event. None of our named

Arlo Technologies, Inc. Notice of 2025 Annual Meeting and Proxy Statement 41

executive officers are entitled to tax gross ups in connection with severance or change in control transactions. Our Compensation and Human Capital Committee periodically reviews the severance and change in control benefits that we provide, including by reference to market data, to ensure that the benefits remain appropriately structured and at reasonable levels. The Compensation and Human Capital Committee believes that severance protection benefits are necessary to provide stability among our executive officers, serve to focus our executive officers on our business operations, and avoid distractions in connection with a potential change in control transaction or period of uncertainty. A more detailed description of each of our named executive officer’s potential payments and benefits upon a termination or change in control is provided below under “Potential Payments upon Termination or Change in Control.”
Perquisites, Health, Welfare and Retirement Benefits
Our named executive officers are currently eligible to participate in all of our employee benefit plans, including our medical, dental, vision, group life, disability and accidental death and dismemberment insurance plans, in each case on the same basis as our other employees. In addition, we provide a cash subsidy, which is $50 per pay period, to any employee, including a named executive officer, who does not elect coverage under our company-sponsored medical insurance plans. We also provide a 401(k) plan to our employees, including our named executive officers, as discussed in the section below entitled “401(k) Plan.” We do not provide any perquisites or personal benefits to our named executive officers not otherwise also provided to our other employees, and on the same basis as to our other employees. We do, however, pay the premiums for term life insurance and disability insurance for all of our employees, including our current named executive officers.
401(k) Plan
We currently maintain a defined contribution employee retirement plan (“401(k) plan”) for our employees. Our named executive officers are eligible to participate in the 401(k) plan on the same basis as our other employees. The 401(k) plan is intended to qualify as a tax-qualified plan under Section 401(k) of the Code. The plan permits us to make discretionary contributions, including matching contributions and discretionary profit-sharing contributions. In fiscal year 2024, we matched 50% of the contributions for employees that remain active through the end of the fiscal year, up to a maximum of $4,000. The 401(k) plan currently does not offer the ability to invest in our securities.
Tax and Accounting Considerations
As a general matter, the Compensation and Human Capital Committee reviews and considers various tax and accounting implications of compensation programs we utilize.
Under Section 162(m) of the Code (“Section 162(m)”), compensation paid to each of the Company’s “covered employees” that exceeds $1 million per taxable year is generally non-deductible, excluding certain performance-based compensation that qualifies for an exception pursuant to the transition relief provided by the Tax Cuts and Jobs Act.
The Compensation and Human Capital Committee looks at a variety of factors in making its decisions and retains the flexibility to provide compensation for the Company’s named executive officers in a manner consistent with the goals of the Company’s executive compensation program and the best interests of the Company and its stockholders, which may include providing for compensation that is not deductible by the Company due to the deduction limit under Section 162(m). The Compensation and Human Capital Committee also retains the flexibility to modify compensation that was initially intended to be exempt from the deduction limit under Section 162(m) if it determines that such modifications are consistent with the Company’s business needs.
We follow the Financial Accounting Standards Board’s Accounting Standards Codification Topic 718 (“ASC Topic 718”) for our stock-based compensation awards. ASC Topic 718 requires companies to calculate the grant date “fair value” of their stock-based awards using a variety of assumptions. ASC Topic 718 also requires companies to recognize the compensation cost of their stock-based awards in their income statements over the period that an employee is required to render service in exchange for the award. Grants of stock options and restricted stock units and performance-vesting restricted stock units under our equity incentive award plans are accounted for under ASC Topic 718. The Compensation and Human Capital Committee considers the accounting implications of significant compensation decisions, especially in connection with decisions that relate to our equity award programs. As accounting standards change, we may revise certain programs to appropriately align accounting expenses of our equity awards with our overall executive compensation philosophy and objectives.

42

EXECUTIVE COMPENSATION

Hedging and Pledging of Securities
As part of our Insider Trading Compliance Program (“Insider Trading Policy”), we require that our executive officers, directors and certain designated employees limit their transactions in our stock to defined time periods, subject to certain exceptions. We also require that executive officers, directors and certain designated employees notify, and receive approval from, a Company clearing officer prior to engaging in transactions in our stock and observe other restrictions designed to minimize the risk of apparent or actual insider trading. These restrictions apply to any entities or family members whose trading activities are controlled or influenced by such executive officer, director or employee.
Further, our Insider Trading Policy prohibits our directors and employees, including our executive officers, from engaging in short sales, transactions in put or call options, hedging of stock ownership positions, pledging Company stock as collateral for a loan, or other inherently speculative transactions with respect to our stock at any time.
Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information
While we have granted stock options to employees, including some of our named executive officers, in the past, we do not currently grant stock options, stock appreciation rights, or similar instruments with option-like features and have no policies or practices to disclose pursuant to Item 402(x)(1) of Regulation S-K. The Compensation and Human Capital Committee generally does not take material nonpublic information into account when determining the timing of equity awards and it does not seek to time the award of equity awards in relation to our public disclosure of material nonpublic information. We have not timed the release of material nonpublic information. for the purpose of affecting the value of executive compensation.
Risk Assessment Concerning Compensation Practices and Policies
Our Compensation and Human Capital Committee has reviewed our compensation policies and practices to assess whether they encourage our employees to take inappropriate risks. After reviewing and assessing our compensation philosophy, policies and practices, including the mix of fixed and variable, short-term and long-term incentives and overall pay, incentive plan structures, and the checks and balances built into, and oversight of, each plan and practice, our Compensation and Human Capital Committee has determined that any risks arising from our compensation policies and practices for our employees are not reasonably likely to have a material adverse effect on our Company as a whole. Further, our Compensation and Human Capital Committee believes that the mix and design of the elements of executive compensation do not encourage management to assume excessive risks; the mix of short-term compensation (in the form of base salary and an annual performance bonus opportunity, if any), and long-term compensation prevents undue focus on short-term results and helps align the interests of our executive officers with the interests of our stockholders.

Arlo Technologies, Inc. Notice of 2025 Annual Meeting and Proxy Statement 43

Compensation and Human Capital Committee Report*
The Compensation and Human Capital Committee has reviewed and discussed with management the Compensation Discussion and Analysis (the “CD&A”) contained in this proxy statement. Based on this review and discussion, the Compensation and Human Capital Committee has recommended to our Board of Directors that the CD&A be included in this proxy statement and incorporated into our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.
Jocelyn E. Carter-Miller (Chair)
Ralph E. Faison
Prashant (Sean) Aggarwal
Grady K. Summers
* The material in this report is not “soliciting material,” is not deemed “filed” with the Securities and Exchange Commission and is not to be incorporated by reference in any filing of the Company under the Exchange Act or the Securities Act of 1933, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

44

EXECUTIVE COMPENSATION

Executive Compensation Tables
Summary Compensation Table
The following table sets forth certain information regarding the compensation of our named executive officers for services rendered in all capacities to Arlo for the years ended as of December 31st as indicated.

Name and Principal Position	Year	Salary	Stock Awards(1)	Non-Equity Incentive Plan Compensation(2)	All Other Compensation(3)	Total
Matthew McRae Chief Executive Officer	2024	$790,000	$19,910,096(4)	$2,560,900	$7,300	$23,268,296
	2023	$790,000	$6,550,000	$2,553,000	$18,634	$9,911,634
	2022	$790,000	$13,818,702	$790,000	$7,248	$15,405,950
Kurtis Binder Chief Financial Officer and Chief Operating Officer(6)	2024	$500,000	$9,120,000	$248,500	$4,000	$9,872,500
	2023	$500,000	$—	$245,000	$3,184	$748,184
	2022 (5)	$134,615	$7,020,000	$94,231	$2,040	$7,250,886
Brian Busse General Counsel	2024	$410,000	$2,568,783(4)	$345,550	$4,000	$3,328,333
	2023	$390,000	$1,259,500	$336,500	$1,184	$1,987,184
	2022	$390,000	$1,831,497	$195,000	$26,494	$2,442,991

(1)
The amounts reported in this column represent the aggregate grant date fair value of stock awards granted to our named executive officers during the indicated year, as determined in accordance with the share-based payment accounting guidance under FASB ASC 718 (without regard to estimates of forfeitures). Refer to Note 2 in the Notes to Consolidated Financial Statements in Item 8 of Part II of the Annual Report for the assumptions used to estimate fair value at the grant date. With respect to the performance-based incentives granted during each year, the aggregate grant date fair value is based on the then-probable outcome of the applicable performance conditions, as determined under FASB ASC 718. The grant date fair value of the CPS PSUs and Substitute PSUs granted in 2024, assuming achievement of the maximum level of performance, was $19,910,096, $9,120,000 and $2,568,783 for Messrs. McRae, Binder and Busse, respectively.

(2)
The amount for 2024 represents and includes amounts earned under our 2024 executive bonus plan, which were paid in the form of fully vested RSUs in February 2025, and cash bonuses earned under our Executive Retention Plan, which were paid in May 2024 and November 2024. Refer to the “Performance Bonus" and "Equity-based Incentives" sections under the heading “Executive Compensation Program” for more details.

(3)
Includes an incentive of $3,300 to Mr. McRae from Arlo’s inventor incentive program and matching contributions under Arlo’s 401(k) plan (in 2024, $4,000 for each of Messrs. McRae, Binder and Busse). Refer to the “401(k) Plan” section below for more details.

(4)
Includes the CPS PSUs of $6,590,000 and $659,000 for the 5 Million CPS Target and the Substitute PSUs of $2,122,880 and $212,283 converted from the cash Retention Bonus for the 5 Million CPS Target which were both granted in November 2024 and will vest upon achievement of 5 Million CPS Target and other enhanced requirements for Messrs. McRae and Busse, respectively. Refer to “Compensation Discussion and Analysis: Executive Retention Plan Awards” section above for more details.

(5)	Mr. Binder joined the Company as Chief Financial Officer, effective September 26, 2022. Mr. Binder’s salary for 2022 reflects a partial year of service.
(6)	Mr. Binder was appointed as our Chief Operating Officer in February 2024 (and also remains our Chief Financial Officer).

Arlo Technologies, Inc. Notice of 2025 Annual Meeting and Proxy Statement 45

Grants of Plan-Based Awards
The following table shows for the fiscal year ended December 31, 2024, certain information regarding grants of plan-based awards to our named executive officers:

		Estimated Future Payouts Under Non- Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock Awards(6) ($)
Name	Grant Date	Threshold ($)	Target(1) ($)	Maximum(2) ($)	Threshold (#)	Target (#)	Maximum (#)
Matthew McRae	2/1/2024	$—	$—	$—	288,823	866,471(3)	—	—	$7,902,216
	3/1/2024	$79,000	$790,000	$1,185,000	—	—	—	—	$—
	5/10/2024	$—	$—	$—	—	500,000(4)	—		$5,720,000
	11/8/2024	$—	$—	$—	—	1,000,000(4)	—		$11,230,000
	11/8/2024	$—	$—	$—	—	178,094(5)	—		$1,999,996
Kurtis Binder	2/1/2024	$—	$—	$—	333,334	1,000,000(3)	—	—	$9,120,000
	3/1/2024	$35,000	$350,000	$525,000	—	—	—	—	$—
Brian Busse	2/1/2024	$—	$—	$—	50,000	150,000(3)	—	—	$1,368,000
	3/1/2024	$20,500	$205,000	$307,500	—	—	—	—	$—
	5/10/2024	$—	$—	$—	—	50,000(4)	—		$572,000
	11/8/2024	$—	$—	$—	—	100,000(4)	—		$1,123,000
	11/8/2024	$—	$—	$—	—	17,809(5)	—		$199,995

(1)	For 2024, Messrs. McRae, Binder and Busse had the opportunity to earn a target annual performance bonus equal to 100%, 70% and 50% of their annual base salary, respectively.
(2)	The maximum payout any NEO could receive was 150% of target bonus in 2024.
(3)
The PSUs will vest in three substantially equal installments upon achievement of cumulative paid subscriber accounts of 3,813,000, 4,813,000 and 5,813,000, with a performance period end date of September 30, 2027.

(4)
Represent the third and fourth tranches of CPS PSUs that vest upon achievement of cumulative paid subscriber accounts of 4,000,000 and 5,000,000 under the Executive Retention Plan, as described under “Compensation Discussion and Analysis: Executive Retention Plan Awards.”

(5)	Represent the Substitute PSUs converted from the cash Retention Bonus for the 5,000,000 CPS Target as described under “Compensation Discussion and Analysis: Executive Retention Plan Awards.”
(6)
The amounts reported represent the aggregate grant date fair value of the RSUs and PSUs, as applicable, awarded to the NEOs during 2024, calculated in accordance with FASB ASC Topic 718. Such grant date fair values do not take into account any estimated forfeitures. The assumptions used in calculating the grant date fair value of the RSUs and PSUs, as applicable, reported in this column are set forth in Note 9 to our Consolidated Financial Statements for the year ended December 31, 2024 included in our Annual Report. The amounts reported in this column reflect the aggregate accounting cost for these equity awards, and do not correspond to the actual economic value that may be received by the NEOs upon the vesting/settlement of the RSUs or PSUs or any sale of the underlying shares of common stock. The grant date fair value of PSUs is based on probable achievement of the performance metrics at target.

46

EXECUTIVE COMPENSATION

Outstanding Equity Awards
The following table sets forth certain information regarding equity awards granted to our named executive officers that were outstanding as of December 31, 2024.

			Option Awards			Stock Awards
Name	Grant date	Type of awards	Number of securities underlying unexercised options exercisable (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)(1)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)(1)
Matthew McRae	10/19/2017	Option(11)	39,993	$10.09	10/19/2027	—	$—	—	$—
	2/5/2021	RSUs(2)	—	$—	—	68,682	$768,552	—	$—
	2/5/2021	CB PSUs(4)	—	$—	—	41,209	$461,131	—	$—
	2/5/2021	TSR PSUs(5)	—	$—	—	—	$—	274,728	$3,074,206
	7/28/2021	CEO PSUs(6)	—	$—	—	—	$—	142,050	$1,589,540
	1/28/2022	RSUs(2)	—	$—	—	92,203	$1,031,752	—	$—
	1/28/2022	CB PSUs(4)	—	$—	—	40,975	$458,515	—	$—
	1/28/2022	TSR PSUs(5)	—	$—	—	—	$—	138,303	$1,547,611
	2/3/2022	CEO PSUs(6)	—	$—	—	132,700	$1,484,913	106,157	$1,187,897
	1/27/2023	RSUs(2)	—	$—	—	328,125	$3,671,719	—	$—
	1/27/2023	CPS PSUs(7)	—	$—	—	—	$—	145,834	$1,631,882
	2/1/2024	CPS PSUs(8)	—	$—	—	—	$—	577,648	$6,463,881
	11/8/2024	CPS PSUs(9)	—	$—	—	—	$—	1,000,000	$11,190,000
	11/8/2024	Substitute PSUs(9)	—	$—	—	—	$—	178,094	$1,992,872
Kurtis Binder	9/30/2022	RSUs(3)	—	$—	—	450,000	$5,035,500
	9/30/2022	CPS PSUs(10)	—	$—	—	—	$—	250,000	$2,797,500
	2/1/2024	CPS PSUs(8)	—	$—	—	—	$—	666,667	$7,460,004
Brian Busse	8/2/2018	Option(11)	41,000	$16.00	8/2/2028	—	$—	—	$—
	2/5/2021	RSUs(2)	—	$—	—	9,825	$109,942	—	$—
	2/5/2021	CB PSUs(4)	—	$—	—	5,896	$65,972	—	$—
	2/5/2021	TSR PSUs(5)	—	$—	—	—	$—	39,298	$439,745
	1/28/2022	RSUs(2)	—	$—	—	31,613	$353,749	—	$—
	1/28/2022	CB PSUs(4)	—	$—	—	14,048	$157,201	—	$—
	1/28/2022	TSR PSUs(5)	—	$—	—	—	$—	47,418	$530,607
	1/27/2023	RSUs(2)	—	$—	—	93,750	$1,049,063	—	$—
	1/27/2023	CPS PSUs(7)	—	$—	—	—	$—	41,667	$466,254
	2/1/2024	CPS PSUs(8)	—	$—	—	—	$—	100,000	$1,119,000
	11/8/2024	CPS PSUs(9)	—	$—	—	—	$—	100,000	$1,119,000
	11/8/2024	Substitute PSUs(9)	—	$—	—	—	$—	17,809	$199,283

(1)
Calculated as the product of the closing price of our common stock on the NYSE on December 31, 2024 (the last market trading day in 2024), which was $11.19, and the number of shares subject to the applicable award.

(2)	The RSUs will vest in four equal annual installments during the period that begins on the RSU grant date.
(3)	The RSUs will vest in five equal annual installments during the period that begins on the RSU grant date.
(4)
The CB PSUs will vest in three equal annual installments during the period that begins on the CB PSU grant date based on achievement of a cash balance milestone. The number of shares in the table above represents PSUs for which the milestone was achieved and which are now subject to service-based vesting.

(5)
The TSR PSUs will vest at the end of the four-year performance period that begins on the TSR PSUs grant date based on achievement of Arlo stock price relative to the benchmark based on the Russell 2000 Index during the four-year period from the grant date. The number of shares reflected in the table above is the target number of shares that can be earned under the TSR PSUs.

(6)
The CEO PSUs will be eligible to vest over a four-year service vesting schedule measured in substantially equal quarterly installments beginning on the CEO PSUs’ grant date in five equal tranches based on our achievement of certain average daily closing prices per share of the common stock during the performance period. The entries in the table above represent PSUs for which the stock price performance targets were achieved and which are now subject to service-based vesting, and the remaining PSUs for which the stock price performance targets have not yet been achieved.

(7)
The CPS PSUs granted on January 27, 2023 to Mr. McRae and Mr. Busse will vest in three substantially equal installments upon achievement of cumulative paid subscriber accounts of 3,000,000, 4,000,000 and 5,000,000. The first and second tranches of 3,000,000 and 4,000,000 were achieved and vested during 2024.

(8)
The CPS PSUs granted on February 1, 2024 to Mr. McRae, Mr. Binder, and Mr. Busse will vest in three substantially equal installments upon achievement of cumulative paid subscriber accounts of 3,813,000, 4,813,000, 5,813,000. The first tranche of 3,813,000 were achieved and vested during 2024.

(9)	The CPS PSUs and Substitute PSUs granted on November 8, 2024 to Mr. McRae and Mr. Busse will vest upon achievement of cumulative paid subscriber accounts of 5,000,000.

Arlo Technologies, Inc. Notice of 2025 Annual Meeting and Proxy Statement 47

(10)
The CPS PSUs granted on September 30, 2022 to Mr. Binder will vest in three substantially equal installments upon achievement of cumulative paid subscriber accounts of 3,000,000, 4,000,000 and 5,000,000. The first and second tranches of 3,000,000 and 4,000,000 were achieved and vested during 2024.

(11)	The options granted to Mr. McRae and Mr. Busse became fully vested and exercisable on October 19, 2021 and August 2, 2022, respectively.
Option Exercises and Stock Vested
The following table shows for the fiscal year ended December 31, 2024, certain information regarding option exercised and stock vested during the last fiscal year with respect to our named executive officers. The amount shown under “Value Realized on Vesting” reflects the product of the fair market value of our common stock on the applicable vesting date multiplied by the number of shares subject to stock awards that vested and does not necessarily reflect proceeds actually received by the named executive officers.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Matthew McRae	—	$—	2,532,592	$31,006,554
Kurtis Binder	—	$—	1,010,315	$13,738,025
Brian Busse	—	$—	318,165	$3,822,430

Option Repricings and Equity Award Modifications
We did not engage in any repricings or other material modifications with respect to the outstanding equity awards held by or granted to our named executive officers during the fiscal year ended December 31, 2024.
Equity Compensation Plan Information
The following table provides certain information with respect to all of our equity compensation plans in effect as of December 31, 2024.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in (a)) (c)
Equity compensation plans approved by security holders(1)	12,438,166(2)	$13.24	5,211,158(3)
Equity compensation plans not approved by security holders	550,643
Total	12,438,166	$13.24	5,761,801

(1)
The number of shares of our common stock reserved under the 2018 Plan will increase on the first day of each fiscal year beginning on January 1, 2019 in an amount equal to the lesser of (1) four percent (4%) of our outstanding shares of common stock as of the last day of the immediately preceding fiscal year and (2) such number of shares as our Board may determine; provided, however, that such determination under clause (2) will be made no later than the last day of the immediately preceding fiscal year. The number of shares of our common stock available for issuance under our 2018 ESPP also automatically increases on the first day of each fiscal year beginning on January 1, 2019, in an amount equal to the least of: (1) 1,000,000 shares, (2) one percent (1%) of the outstanding shares of our common stock on the last day of the immediately preceding fiscal year and (3) such number of shares as our Board may determine; provided, however, that such determination under clause (3) will be made no later than the last day of the immediately preceding fiscal year.

(2)	Includes outstanding RSUs that do not carry an exercise price. Accordingly, the weighted average exercise price of outstanding options, warrants and rights (column (b)) excludes the grant of RSUs.
(3)	Includes 2,805,399 shares available for future issuance under the 2018 Plan and 2,405,759 shares available for future issuance under our 2018 Employee Stock Purchase Plan (the “2018 ESPP”).

48

EXECUTIVE COMPENSATION

Compensation Plans
2018 Equity Incentive Plan
Our Board adopted and our stockholders approved the 2018 Plan, which became effective on August 1, 2018.
Initially, 7,500,000 shares of our common stock were available for issuance under the 2018 Plan. On December 31, 2018, 6,822,787 shares of our common stock were added to the 2018 Plan reserve as Adjusted Awards (as defined in the 2018 Plan). In addition, the number of shares of our common stock reserved under the 2018 Plan will increase on the first day of each fiscal year beginning on January 1, 2019 in an amount equal to the lesser of (1) four percent (4%) of our outstanding shares of common stock as of the last day of the immediately preceding fiscal year and (2) such number of shares as our Board may determine; provided, however, that such determination under clause (2) will be made no later than the last day of the immediately preceding fiscal year. On January 1, 2025, an additional 4,050,450 shares were added to the share reserve under the 2018 Plan pursuant to the preceding sentence.
The Compensation and Human Capital Committee was advised by Compensia, Inc., the former independent compensation consultant, and approved amendments to the 2018 Plan to, among other things, reserve an additional 3,000,000 shares of our common stock to be used exclusively for grants of awards to individuals who were not previously employees or non-employee directors (or following a bona fide period of non-employment), as an inducement material to the individual’s entry into employment with us within the meaning of Rule 303A.08 of the NYSE Listed Company Manual (“Rule 303A.08”).
The 2018 Plan contains certain annual award limits, and the maximum number of shares and/or cash that may be issued to any one individual (other than any non-employee director) under the 2018 Plan in any fiscal year.
Under the 2018 Plan, no outside director may be granted, in any fiscal year, share-based awards with a grant date fair value (determined in accordance with U.S. generally accepted accounting principles) greater than $500,000, increased to $1,000,000 in the fiscal year of his or her initial service as an outside director, with each of the foregoing limits increased by $25,000 on January 1 of each year during the term of the 2018 Plan.
Stock Options
Each option granted under the 2018 Plan is evidenced by an award agreement specifying the number of shares subject to the option and the other terms and conditions of the option. The exercise price per share of each option may not be less than the fair market value of a share of our common stock on the date of grant (except if granted pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code). However, any incentive stock option granted to a person who at the time of grant owns stock possessing more than 10% of the total combined voting power of all of our classes of stock or any of our parent or subsidiary corporations must have an exercise price per share equal to at least 110% of the fair market value of a share on the date of grant.
Options are exercisable at such times and under such conditions as the administrator determines and as set forth in the award agreement. Unless otherwise provided in the award agreement, an option subject to only time-based vesting will become fully vested upon termination of a participant’s service for retirement, disability, or death.
The maximum term of an option is specified in the award agreement, provided that options will have a maximum term of no more than ten years, and provided further that an incentive stock option granted to a 10% stockholder must have a term not exceeding five years.
The administrator determines and specifies in each award agreement, solely in its discretion, the post-termination exercise period applicable to an option following a participant’s terminating service with us or our applicable parent, subsidiary, or affiliate. In the absence of such a determination, a participant (or such other appropriate person) will be able to exercise the vested portion of an option for: (1) three months following the participant’s termination for reasons other than retirement, death, or disability, and (2) 12 months following the participant’s termination due to retirement, death, or disability. In no event, however, will an option be exercisable beyond its term.
Restricted Stock Units
RSUs are stock awards under the 2018 Plan which represent a right to receive cash or shares of our common stock at a future date.
RSUs result in a payment to a participant only if the vesting criteria the administrator establishes are achieved or the awards otherwise vest. Unless otherwise provided in the award agreement, RSUs subject to only time-based vesting will become fully vested upon termination of a participant’s service for retirement, disability or death.

Arlo Technologies, Inc. Notice of 2025 Annual Meeting and Proxy Statement 49

After the grant of RSUs, the administrator, in its sole discretion, may reduce or waive any restrictions (including vesting criteria) with respect to such RSUs. Payment of earned RSUs will be made as soon as practicable after the date set forth in the award agreement, and, in the administrator’s sole discretion, will be settled in cash, shares of our common stock, or in a combination of both (which will have an aggregate fair market value equal to the earned RSUs).
Performance Units
Performance units are RSUs that result in a payment to a participant only if specified performance objectives or other vesting provisions are achieved during a specified performance period. PSUs are performance units under the Plan. Each award of performance units is evidenced by an award agreement specifying the performance period during which achievement of applicable performance objectives or other vesting criteria will be measured and other terms and conditions of the award. Each performance unit has an initial value established by the administrator on or before the grant date.
The administrator sets performance objectives or other vesting provisions, which may be based upon achieving company-wide, divisional, business unit or individual goals (including continued employment or service), applicable federal or state securities laws or any other basis the administrator determines in its discretion.
After the applicable performance period has ended, the holder of performance units will be entitled to receive a payout of the number of performance units or shares earned by the participant over the performance period. The administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such performance units or shares. Payment of earned performance units or shares will be made as soon as practicable after the end of the applicable performance period, and, in the administrator’s sole discretion, will be made in cash, in shares of equivalent value or any combination of both (which will have an aggregate fair market value equal to the earned performance units or shares at the close of the applicable performance period). A participant will forfeit all performance units or shares that are unearned or unvested as of the date set forth in the award agreement.
Change in Control
The 2018 Plan provides that, in the event of a “change in control” (as defined in the 2018 Plan), each award will be treated as the administrator determines, including that: (1) awards may be assumed or substantially equivalent awards will be substituted by the acquiring or succeeding corporation (or an affiliate thereof) with appropriate adjustments to the number and kind of shares and prices; (2) upon written notice to a participant, that the participant’s awards will terminate upon or immediately before the completion of such change in control; (3) outstanding awards will vest and become exercisable, realizable, or payable, or restrictions applicable to an award will lapse, in whole or in part, before or upon completion of such change in control, and, to the extent the administrator determines, terminate upon or immediately before the effectiveness of such merger or change in control; (4) (a) awards will be terminated in exchange for an amount of cash and/or property, if any, equal to the amount that would have been attained upon the exercise of such award or realization of the participant’s rights as of the date the transaction occurs, or (b) awards will be replaced with other rights or property the administrator selects in its sole discretion; or (5) any combination of the foregoing. The administrator will not be required to treat all awards similarly in the transaction.
An award will not be considered assumed or substituted for unless: (1) the replacement award is the same type as the replaced award, (2) the replacement award has a value equal to the value of the replaced award as determined by the Compensation and Human Capital Committee in its discretion, (3) if the replaced award was equity-based, the replacement award relates to our publicly traded securities or the publicly traded securities of the surviving entity following the change in control, (4) the replacement award contains terms relating to vesting that are substantially identical to those of the replaced award and (5) if the terms and conditions of the replacement award are not less favorable to the participant than the terms and conditions of the replaced award as of the date of the change in control.
If the successor corporation does not assume or substitute for the award, options and stock appreciation rights will become fully vested and exercisable, all restrictions on restricted stock and restricted stock units will lapse, and, for awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at 100% of target levels, and all other terms and conditions will be deemed met. In addition, if an option or stock appreciation right is not assumed or substituted for, the administrator will notify the participant that the option or stock appreciation right will be exercisable for a period of time the administrator determines in its sole discretion, and the option or stock appreciation right will terminate upon the expiration of such period.

50

EXECUTIVE COMPENSATION

With respect to awards granted to our non-employee directors, in the event of a change in control, the participant will fully vest in and have the right to exercise all of his or her outstanding options and stock appreciation rights, all restrictions on restricted stock and restricted stock units will lapse, and, for awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at 100% of target levels, and all other terms and conditions met.
Termination or Amendment
The 2018 Plan will automatically terminate ten years from August 1, 2018, unless terminated earlier by our Board. The administrator may amend, alter, suspend or terminate the 2018 Plan at any time, provided that no amendment may be made without stockholder approval to the extent approval is necessary or desirable to comply with any applicable laws. In addition, no amendment, alteration, suspension or termination may materially impair the rights of any participant unless mutually agreed in writing otherwise between the participant and the administrator.
Adjusted Awards
With respect to any adjusted awards, to the extent that the terms of the 2018 Plan are inconsistent with the terms of the adjusted award, the terms of the adjusted award are governed by the applicable plan under which the adjusted award was granted and the award agreement pursuant to which the adjusted award was granted.
2018 Employee Stock Purchase Plan
Our Board has adopted and our stockholders have approved the 2018 ESPP, which became effective upon the completion of our initial public offering in August 2018.
The 2018 ESPP provides our eligible employees with an opportunity to purchase shares of our common stock through accumulated payroll deductions. We believe that allowing our employees to participate in the 2018 ESPP provides them with a further incentive to ensure our success and accomplish our corporate goals.
On August 1, 2018, in connection with our initial public offering, we reserved a total of 1,500,000 shares of common stock for issuance under the 2018 ESPP. The number of shares of our common stock available for issuance under our 2018 ESPP also automatically increases on the first day of each fiscal year beginning on January 1, 2019, in an amount equal to the least of: (1) 1,000,000 shares, (2) one percent (1%) of the outstanding shares of our common stock on the last day of the immediately preceding fiscal year and (3) such number of shares as our Board may determine; provided, however, that such determination under clause (3) will be made no later than the last day of the immediately preceding fiscal year. On January 1, 2025, an additional 1,000,000 shares were added to the share reserve under the 2018 ESPP pursuant to the preceding sentence.
Eligibility
Generally, each of our common law employees whose customary employment with us is at least twenty (20) hours per week and more than five (5) months in a calendar year is eligible to participate in the 2018 ESPP; except that no employee will be granted an option under the 2018 ESPP (1) to the extent that, immediately after the grant, such employee would own or have the right to purchase five percent (5%) or more of the total combined voting power or value of all classes of our capital stock or any of our parents or subsidiaries, or (2) to the extent that his or her rights to purchase stock under all of our 2018 ESPP accrues at a rate which exceeds twenty-five thousand dollars ($25,000) worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.
Offering Periods and Purchases
Unless the administrator determines otherwise, each offering period during which an option granted pursuant to the 2018 ESPP may be exercised will have a duration of approximately six (6) months.
Unless and until the administrator determines otherwise, the per share purchase price is eighty-five percent (85%) of the fair market value of a share of common stock on the offering date or the exercise date, whichever is lower; provided, however, that the purchase price may be adjusted by the administrator.
The number of whole shares of common stock that a participant may purchase in each offering period is determined by dividing the total amount of payroll deductions withheld from the participant’s compensation during that offering period by the purchase price.

Arlo Technologies, Inc. Notice of 2025 Annual Meeting and Proxy Statement 51

Termination of Employment/Change in Control
Upon termination of a participant’s employment for any reason, including death or disability, he or she shall be deemed to have elected to withdraw from the 2018 ESPP and any payroll deductions credited to the participant’s account (to the extent not yet used to purchase shares of our common stock) shall be returned to the participant or, in the case of death, to the person or persons entitled thereto as provided in the 2018 ESPP, and such participant’s option will automatically be terminated.
In the event of a “change in control,” as defined in the 2018 ESPP, each option under the 2018 ESPP will be assumed or an equivalent option will be substituted by the successor corporation or a parent or subsidiary of such successor corporation. In the event the successor corporation refuses to assume or substitute for the options, any offering periods then in progress will be shortened by setting a new exercise date on which such offering period will end. The new exercise date will occur prior to the change of control. Further, the administrator will notify each participant in writing, at least ten business days prior to the new exercise date, that the exercise date has been changed to the new exercise date and that the participant’s option will be exercised automatically on the new exercise date, unless the participant has already withdrawn from the offering period.
Potential Payments Upon Termination or Change of Control
Regardless of the manner in which a named executive officer’s service terminates, the named executive officer is entitled to receive amounts earned during his or her term of service, including unpaid salary and unused vacation, as applicable.
Involuntary Termination Without Cause or Resignation for Good Reason in Connection with a Change in Control
Upon a termination without cause or resignation with good reason that occurs during the one month prior to or 12 months following a change in control, Messrs. McRae, Binder, and Busse would be entitled to (1) lump-sum cash severance equal to a multiple (2 times for Mr. McRae and 1 times for Messrs. Binder and Busse) of the sum of the executive officer’s annual base salary and target annual bonus, (2) a number of months (24 for Mr. McRae and 12 for Messrs. Binder and Busse) of premium payments for health benefits continuation and (3) vesting of all outstanding, unvested time-based equity awards and PSUs for Mr. McRae (in the case of TSR PSUs, only to the extent the performance goals for such awards are determined achieved as of such change in control) and for Messrs. Binder and Busse vesting of all outstanding, unvested time-based equity awards and PSUs (in the case of TSR PSUs, only to the extent the performance goals for such awards are determined achieved as of such change in control). The above severance payments are conditioned upon the execution and non-revocation of a release of claims.
In addition to the severance benefits described above, the named executive officers’ Retention Bonus and CPS PSUs granted under our Executive Retention Plan (including the Substitute PSUs) and the CPS PSUs granted in 2024 (in each case, as described above under “Compensation Discussion and Analysis”) provide for conversion and acceleration. In the event of a "Change in Control" (as defined in our 2018 Plan) during the performance period, the right to receive any remaining Retention Bonus, CPS PSUs and Substitute PSUs (or value thereof), including the 2024 CPS PSUs, not previously paid or granted, respectively, shall be converted to a time-based right over the remainder of the performance period, payable and vesting, as applicable, in equal installments on a quarterly basis following such Change in Control, subject to continued employment with the surviving company in such Change in Control. In the event of certain qualifying terminations related to a Change in Control during such remaining performance period, the payment and vesting of such converted award rights will accelerate in full, subject to satisfaction of certain conditions by a participant, including the execution and non-revocation of a release of claims.
The agreements do not provide for any excise tax gross ups. If the merger-related payments or benefits of Messrs. McRae, Binder, and Busse are subject to the excise tax under Section 4999 of the Code, then the executive officer will either receive all such payments and benefits subject to the excise tax or such payments and benefits will be reduced so that the excise tax does not apply, whichever approach yields the best after-tax outcome for the executive officer.
Involuntary Termination Without Cause or Resignation without a Change in Control
Upon a termination without cause or resignation with good reason that does not occur during the period beginning one month prior to, and ending 12 months following a change in control, Messrs. McRae, Binder, and Busse are each entitled to (1) cash severance equal to the executive officer’s annual base salary and, for Messrs. McRae and Binder, an additional amount equal to their target annual bonus, (2) 12 months of premiums for health benefits continuation and (3) accelerated vesting of any unvested equity awards that would have vested during the 12 months following the termination date for Messrs. McRae, Binder, and Busse.

52

EXECUTIVE COMPENSATION

Further, if during the performance period, a participant is subject to certain qualifying terminations not related to a change in control, our named executive officers will each be entitled to certain accelerated vesting or payment of CPS PSUs (including the Substitute PSUs and CPS PSUs granted in 2024). The aforementioned payments and accelerations are subject to satisfaction of certain conditions by a participant, including the execution and non-revocation of a release of claims.
The following table shows the potential payments upon termination of employment or a change in control for the named executive officers. The table assumes that the triggering event took place on December 31, 2024. The closing market price of a share of our common stock on December 31, 2024 (the last trading day of 2024) was $11.19.

Name	Benefit	Involuntary Termination Without Cause or Resignation for Good Reason in Connection with a Change in Control ($)	Involuntary Termination Without Cause Not in Connection with a Change in Control ($)
Matthew McRae	Severance Payments	$3,160,000	$1,580,000
	Vesting Acceleration(1)	31,776,254	24,319,619
	Retention Bonus Acceleration	4,000,000	1,000,000
	COBRA Payments	72,779	36,389
	Benefit Total	$39,009,033	$26,936,008
Kurtis Binder	Severance Payments	$850,000	$500,000
	Vesting Acceleration	15,293,004	8,205,996
	COBRA Payments	54,584	36,389
	Benefit Total	$16,197,588	$8,742,385
Brian Busse	Severance Payments	$585,000	$390,000
	Vesting Acceleration	5,432,947	2,246,572
	Retention Bonus Acceleration	400,000	100,000
	COBRA Payments	54,065	36,043
	Benefit Total	$6,472,012	$2,772,615

(1)	The value above includes an assumption that all CEO PSUs will vest, with the value calculated, based on the closing stock price on the last trading day of December 2024.

Arlo Technologies, Inc. Notice of 2025 Annual Meeting and Proxy Statement 53

CEO Pay Ratio
Under Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of SEC Regulation S-K, we are required to provide the ratio of the annual total compensation of our CEO, Mr. McRae, to the median annual total compensation of all of our employees (except our CEO).
For 2024, the median of the annual total compensation of all of our employees (other than our CEO) was $281,581, calculated in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K. The annual total compensation of our CEO, Mr. McRae, as reported in the Summary Compensation Table was $23,268,296. Accordingly, for 2024, the ratio of the compensation of our CEO to the compensation for our median employee was estimated to be 83:1.
We used the following methodology to identify the median employee:
•	We included all worldwide full-time employees other than our CEO as of December 31, 2024.
•	We annualized the compensation of all new full-time employees who were hired between January 1 and December 31, 2024 to reflect their estimated compensation over the entire year.
•	We used actual salary paid, actual bonus, and the value of equity awards granted in 2024 as our consistently applied compensation measure.
•	We applied an exchange rate as of December 31, 2024 to convert all international currencies into U.S. dollars.
We believe our CEO pay ratio presented above is a reasonable estimate. The SEC’s rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. As a result, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

54

EXECUTIVE COMPENSATION

Pay Versus Performance
The disclosure included in this section is prescribed by SEC rules and does not necessarily align with how the Company or the Compensation and Human Capital Committee view the link between the Company’s performance and named executive officer pay. For additional information about our pay-for-performance philosophy and how we align executive compensation with Company performance, refer to the Compensation Discussion and Analysis.
Required Tabular Disclosure of Pay Versus Performance
The following table reports the compensation of our principal executive officer (“PEO”) and the average compensation of the other named executive officers (“NEO”) as disclosed in the Summary Compensation Table (“SCT”) for the past four fiscal years, as well as their “compensation actually paid,” as defined and calculated pursuant to Item 402(v) of Regulation S-K, and certain performance measures required by the rules. The table also provides information on our cumulative TSR, the cumulative TSR of our peer group, net income (loss), and non-GAAP operating income (loss). Use of the term “compensation actually paid” (“CAP”) is required by the SEC’s rules and as a result of the calculation methodology required by the SEC, such amounts differ from compensation actually received by the individuals and the compensation decisions described in the “Compensation Discussion and Analysis” section above.

					Value of initial fixed $100 investment based on:
Year(1)	Summary compensation table total for PEO	Compensation actually paid to PEO(2)	Average SCT total for Non-PEO NEOs	Average compensation actually paid to Non-PEO NEOs(2)	Arlo TSR(3)	Peer group TSR(3)	Net income (loss) (in thousands)	Non-GAAP operating income (loss) (in thousands)(4)
2024	$23,268,296	$41,102,735	$6,600,417	$11,016,997	$143.65	$116.91	$(30,504)	$37,865
2023	$9,911,634	$36,543,991	$1,367,684	$8,011,446	$122.21	$118.16	$(22,036)	$24,957
2022	$15,405,950	$(4,020,347)	$4,282,541	$(18,473)	$45.06	$97.95	$(56,626)	$(6,064)
2021	$10,458,023	$17,399,037	$1,691,808	$2,843,554	$134.66	$126.53	$(56,029)	$(11,226)

(1)
Mr. McRae served as our PEO for 2024, 2023, 2022, and 2021. The non-PEO NEOs included for purposes of calculating the average amounts in each applicable year are as follows: (i) for 2024 and 2023, Kurtis Binder and Brian Busse; (ii) for 2022, Kurtis Binder, Brian Busse and Gordon Mattingly; and (iii) for 2021, Brian Busse and Gordon Mattingly.

(2)
Represents compensation actually paid to Mr. McRae and the average amount paid to our non-PEO NEOs as a group, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to Mr. McRae's total compensation and average total reported compensation for our non-PEO NEOs as a group for 2024 as reported in the Summary Compensation Table to determine the CAP. The following table reflects the value of equity calculated in accordance with the SEC methodology for determining CAP for each year shown. We use the closing price on the applicable date as a basis for fair value. Fair values for certain PSU award are measured using a Monte Carlo simulation model as PSUs contain a market condition at the time of grant (as calculated in accordance with FASB ASC Topic 718), and the valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of the grant.

Year and position	Summary compensation table total	Less: Grant date fair value of equity awards reported in the summary compensation table	Plus: Fair value of equity awards granted during the year that remain unvested as of year end	Plus: Fair value of equity awards granted during the year that vested during the year	Plus: Change in fair value of prior years’ equity awards that outstanding and unvested as of year end	Plus: Change in fair value of prior years’ equity awards vested during the year	Less: Fair value of prior years’ equity awards that failed to meet vesting conditions	Compensation actually paid
PEO
2024	$23,268,296	$19,910,096	$19,646,753	$10,303,898	$2,894,093	$4,899,791	$—	$41,102,735
Average Non-PEO Named Executive Officers
2024	$6,600,417	$5,844,392	$4,948,643	$3,180,664	$844,038	$1,287,627	$—	$11,016,997

(3)
Arlo TSR is cumulative for the measurement periods beginning on December 31, 2020 and ending on December 31, 2024, respectively, calculated in accordance with Item 201(e) of Regulation S-K. Peer Group TSR is calculated based on the S&P 600 Information Technology Index, which is used for purposes of Item 201(e) of Regulation S-K.

(4)
As required by Item 402(v) of Regulation S-K, we have determined non-GAAP operating income (loss) as the company selected measure. Refer to Annex A of this Proxy Statement for reconciliations of non-GAAP items.

Arlo Technologies, Inc. Notice of 2025 Annual Meeting and Proxy Statement 55

Required Tabular Disclosure of Most Important Financial Performance Measures
Listed below are the financial measures that in our assessment represent the most important performance measures we use to link CAP for the last fiscal year to company performance:
•	Non-GAAP operating income (loss)
•	Cash Balance
•	Arlo stock price
•	Cumulative paid subscriber accounts
Required Disclosure of the Relationship Between Compensation Actually Paid and Financial Performance Measures
As required by Item 402(v) of Regulation S-K, we are providing the following graphs to illustrate the relationship between the pay and performance figures that are included in the pay versus performance tabular disclosure above. In addition, the first graph below further illustrates the relationship between Company TSR and that of the S&P 600 IT Index. As noted above, CAP for purposes of the tabular disclosure and the following graphs were calculated in accordance with SEC rules and do not fully represent the actual final amount of compensation earned by or actually paid to our named executive officers during the applicable years.
Our management team’s successful execution of Arlo’s transformation strategy resulted in Arlo developing a reputation for operational excellence and financial discipline. Consistently meeting and exceeding our operational targets generated a significant boost to Arlo’s financial outlook and resulted in a 219% TSR since December 2022, which surpassed Arlo’s peer group the S&P 600 IT Index.

Arlo Compensation Actually Paid vs ARLO and S&P 600 IT Index
Compensation Actually Paid (in thousands)
50,000
40,000
30,000
20,000
10,000
0
(10,000)
Value of Fixed $100 Investment from 12/31/2020
150
100
50
0
2021
2022
2023
2024
PEO
Non-PEO NEOs Average
Arlo Technologies, Inc.
S&P 600 IT Index

56

EXECUTIVE COMPENSATION

Arlo Compensation Actually Paid vs Net Income (Loss)
Compensation Actually Paid (in thousands)
40,000
30,000
20,000
10,000
0
(10,000)
Net Income (Loss) (in thousands)
(20,000)
(30,000)
(40,000)
(50,000)
(60,000)
2021
2022
2023
2024
PEO
Non-PEO NEOs Average
Net Income (loss)

Arlo Compensation Actually Paid vs Non-GAAP Operating Income (Loss)
40,000
30,000
20,000
10,000
0
(10,000)
Compensation Actually Paid (in thousands)
Non-GAAP Operating Income (Loss) (in thousands)
2021
2022
2023
2024
PEO
Non-PEO NEOs Average
Non-GAAP operating income (loss)

All information provided above under the “Pay Versus Performance” heading will not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent the Company specifically incorporates such information by reference.

Arlo Technologies, Inc. Notice of 2025 Annual Meeting and Proxy Statement 57

Security Ownership of Certain Beneficial Owners and Management
The following table sets forth certain information regarding the ownership of the common stock as of March 7, 2025 by: (i) each director; (ii) each of our named executive officers; (iii) all of our executive officers and directors as a group; and (iv) all those known to be beneficial owners of more than 5% of our stock.
The following table is based upon information supplied by officers, directors and principal stockholders and Schedules 13G or 13D filed with the SEC. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 103,518,811 shares outstanding on March 7, 2025, adjusted as required by rules promulgated by the SEC. Unless otherwise indicated, the address for the following beneficial owners is: c/o Arlo Technologies, Inc., 5770 Fleet Street, Carlsbad, California 92008.

	Beneficial Ownership
Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Number of Shares Underlying Equity Awards Beneficially Owned(4)	Total Shares Beneficially Owned	Percentage of Total Shares Beneficially Owned
Greater than 5% stockholders
BlackRock, Inc.(1)	16,448,541	—	16,448,541	15.9%
The Vanguard Group, Inc.(2)	9,556,442	—	9,556,442	9.2%
Brandes Investment Partners L.P.(3)	5,356,643	—	5,356,643	5.2%
Directors and Named Executive Officers
Matthew B. McRae	2,401,338	548,541	2,949,879	2.8%
Kurtis Binder	378,713	583,333	962,046	*
Brian Busse	527,412	132,667	660,079	*
Ralph E. Faison	371,838	—	371,838	*
Jocelyn E. Carter-Miller	107,383	—	107,383	*
Grady K. Summers	194,802	—	194,802	*
Prashant (Sean) Aggarwal	47,026	—	47,026	*
Amy M. Rothstein	61,271	10,000	71,271	*
Catriona M. Fallon	73,816	—	73,816	*
All current executive officers and directors as a group (9 persons)	4,163,599	1,274,541	5,438,140	5.2%

*	Less than one percent.
(1)
Information regarding BlackRock, Inc. (“BlackRock”) is based solely on a Schedule 13G/A filed by BlackRock with the SEC on February 5, 2025. The Schedule 13G/A indicates that BlackRock has sole voting power with respect to 16,341,284 shares of common stock and sole dispositive power with respect to all of its shares of common stock. BlackRock’s address is 50 Hudson Yards, New York, NY 10001.

(2)
Information regarding The Vanguard Group, Inc. (“Vanguard”) is based solely on a Schedule 13G/A filed by Vanguard with the SEC on February 13, 2024. The Schedule 13G/A indicates that Vanguard has shared voting power with respect to 154,628 shares of common stock, shared dispositive power with respect to 237,234 shares of common stock, and sole dispositive power with respect to 9,319,208 shares of common stock. Vanguard’s address is 100 Vanguard Blvd, Malvern, PA 19355.

(3)
Information regarding Brandes Investment Partners L.P., an investment adviser registered under the Investment Advisers Act of 1940 (“Brandes”), is based solely on a Schedule 13G filed by Brandes, its control persons and its holding company with the SEC on November 14, 2024. The Schedule 13G indicates that Brandes shares dispositive power with respect to all of the shares of common stock and voting power with respect to 2,715,346 of the shares of common stock with CO-GP, LLC, Brandes Worldwide Holdings, L.P., and Glenn Carlson, each of which is a control person of Brandes (collectively, the “control persons”). Neither Brandes nor the control persons have sole dispositive or voting power with respect to the shares. Each of the control persons disclaims beneficial interest as to the shares, except for an amount equal to substantially less than one percent of the shares reported in the Schedule 13G. None of these entities or individuals holds the shares for its/his own account except on a de minimis basis. The address for Brandes and each of the control persons is 4275 Executive Square, 5th Floor, La Jolla, CA 92037.

(4)
The SEC deems a person to have beneficial ownership of all shares that he or she has the right to acquire within 60 days. The shares indicated represent shares underlying stock options exercisable and the restricted stock units (“RSUs”) vesting within 60 days of March 7, 2025.

58

PROPOSALS TO BE VOTED ON DURING THE MEETING PROPOSAL ONE

ELECTION OF DIRECTORS

The Board is divided into three classes. Each class consists, as nearly as possible, of one-third of the total number of directors, and each class has a three-year term. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy in a class, including vacancies created by an increase in the number of directors, shall serve for the remainder of the full term of that class and until the director’s successor is duly elected and qualified.
The Board presently has seven members. There are two Class I directors whose term of office expires in 2025: Ralph Faison and Jocelyn Carter-Miller. Mr. Faison and Ms. Carter-Miller were previously elected by the stockholders. Proxies may not be voted for a greater number of persons than the number of nominees named in this Proxy Statement, which is two. Mr. Faison and Ms. Carter-Miller, each a current director, were each recommended for nomination to the Board at the Annual Meeting by the Nominating and Corporate Governance Committee of the Board. If elected at the Annual Meeting, Mr. Faison and Ms. Carter-Miller would each serve until the 2028 Annual Meeting of Stockholders or until his or her successor has been duly elected and qualified, or, if sooner, until his or her death, resignation, or removal. It is our policy to invite directors and nominees for director to attend the Annual Meeting. All of our directors attended our 2025 Annual Meeting of Stockholders.
Directors are elected at the Annual Meeting by a plurality of the votes of the holders of shares present or represented by proxy and entitled to vote on the election of directors. Because we have not received notice from any stockholders that they intend to nominate candidates for election as directors at the Annual Meeting, we expect that the nominees will be elected at the Annual Meeting. However, the Board has adopted a Majority Voting in Uncontested Elections Policy pursuant to which any nominee for director at the Annual Meeting would be required to submit an offer of resignation for consideration by the Nominating and Corporate Governance Committee if such nominee for director receives a greater number of “Withhold” votes than votes “For” at such Annual Meeting. For more information on this policy see the section titled “Board of Directors and Corporate Governance—Corporate Governance Guidelines.”

Arlo Technologies, Inc. Notice of 2025 Annual Meeting and Proxy Statement 59

Nominees for Election for a Three-Year Term Expiring at the 2028 Annual Meeting

Business Experience:

Ralph E. Faison has served as the Chairman of our Board since 2018. Mr. Faison is currently a private investor.

Prior to joining Arlo’s Board, Mr. Faison served on the board of directors of NETGEAR, Inc. from 2003 to 2018. From 2011 to 2014, Mr. Faison served as the President and Chief Executive Officer and chair of the board of directors of Pulse Electronics Corporation. From 2003 through 2007, Mr. Faison served as Chief Executive Officer of Andrew Corporation and served at various times as its President, Chief Operating Officer, and Director. From 2001 to 2002, Mr. Faison was President and Chief Executive Officer of Celiant Corporation, which was acquired by Andrew Corporation. From 1997 to 2001, Mr. Faison was Vice President of the New Ventures Group at Lucent Technologies, Inc., and from 1995 to 1997, he was Vice President of advertising and brand management at Lucent. Prior to Lucent, Mr. Faison also held various positions at AT&T, including as Vice President and General Manager of AT&T’s wireless business unit and manufacturing Vice President for its consumer products unit in Bangkok, Thailand.

Mr. Faison currently serves on the board of directors of Vislink Technologies, Inc., a public company that produces wireless broadcast video cameras for the commercial broadcast and military markets.

Mr. Faison received a Master of Science, Business Administration and Management from Stanford University Graduate School of Business and a Bachelor of Business Administration, Marketing from Georgia State University.

Qualifications:

Mr. Faison has extensive experience in leading and managing large international companies. He is well-versed in the complex manufacturing and distribution systems that today’s multinational companies implement. The Nominating and Corporate Governance Committee believes that Mr. Faison, as a previous public company chair and chief executive officer, is able to advise Arlo on many aspects of public company governance and management and is qualified to serve as a member of our Board.

Ralph E. Faison
Age 66

Director since 2018

Board Committees:
Chairman of the Board, Nominating and Corporate Governance (Chair), Compensation and Human Capital, Cybersecurity and Privacy, Strategic and Capital Allocation (Chair)

Other Current Public Company Boards: Vislink Technologies, Inc.

Business Experience:

Jocelyn E. Carter-Miller has served as a member of Arlo’s Board since 2018. Prior to joining our Board, Ms. Carter-Miller served on the board of directors of NETGEAR from 2009 to 2018. Since 2001, Ms. Carter-Miller has been President of TechEdVentures, Inc. and since 2013 of SoulTranSync, LLC, both of which are entrepreneurial ventures specializing in the development and marketing of high performance educational and personal/ community empowerment programming. Ms. Carter-Miller has also led Jocelyn Carter-Miller, LLC, a business consulting firm, as President since 2016. From 2002 to 2004, Ms. Carter-Miller also served as Executive Vice President and Chief Marketing Officer of Office Depot, Inc. and spent a decade with Motorola, Inc., initially as a Director of Marketing and Network Service Quality, then as Vice President and GM of International Networks Division Latin America and EMEA Operations, and ultimately as Corporate Vice President and Chief Marketing Officer. She also spent ten years at Mattel, Inc. in marketing, product development and strategic business planning roles.

Currently, Ms. Carter-Miller holds leadership roles on the public boards of Principal Financial Group, Inc., InterPublic Group, Inc., and Backblaze, Inc. She also serves on the NACD National and Broward Black Chamber of Commerce Foundation non-profit boards.

Ms. Carter-Miller has been awarded several distinctions including NACD Directorship 100 Honoree, Savoy Power 300: Most Influential Black Corporate Directors, Directors & Boards Director to Watch, Most Influential Corporate Board Directors by Women, Inc., and BoardProspects 100 Black Directors Making a Difference.

Ms. Carter-Miller received a B.S. in Accounting from the University of Illinois, an MBA in Finance and Marketing from the University of Chicago and is a Certified Public Accountant (unlicensed).

Qualifications:

Ms. Carter-Miller provides an in-depth understanding of marketing to home users and small businesses based on her extensive marketing and executive experience at various public companies serving those consumers. The Nominating and Corporate Governance Committee believes that Ms. Carter-Miller’s expertise gained from her time on the boards of large public companies provides an important perspective on corporate governance best practices and procedures that can be applied at Arlo and qualifies her to serve as a member of our Board.

Jocelyn E. Carter-Miller
Age 67

Director since 2018

Board Committees:
Compensation and Human Capital (Chair), Audit, Strategic and Capital Allocation

Other Current Public Company Boards:
Principal Financial Group, Inc., Interpublic Group of Companies, Inc., Backblaze, Inc.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NAMED NOMINEES.

60

PROPOSAL TWO

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Deloitte & Touche LLP (“Deloitte”) to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2025. Deloitte has been engaged as our independent registered public accounting firm effective April 13, 2024 and served as our independent registered public accounting firm for the fiscal year ended December 31, 2024.
Audit and Related Fees
The following table represents aggregate professional services fees billed by Deloitte and PricewaterhouseCoopers LLP (“PwC”) for the fiscal year ended December 31, 2024 and PwC for the fiscal year ended December 31, 2023. All fees described below were pre-approved by our Audit Committee.

	2024	2023
Audit Fees	$3,277,500	$2,901,267
Tax Fees	135,366	69,955
All Other Fees	—	2,000
Total Fees	$3,412,866	$2,973,222

Audit Fees. Consist of fees incurred for professional services by Deloitte & Touche LLP and PwC for audit and quarterly review of our financial statements and related services that are normally provided in connection with statutory and regulatory filings or engagements.
Audit-Related Fees. There were no audit-related fees incurred in the fiscal years ended December 31, 2024 and 2023.
Tax Fees. Consists of fees incurred for professional services including assistance regarding federal, state and international tax compliance and related services, as well as professional services for tax advice and tax planning.
All Other Fees. Consists of fees incurred for use of an online disclosure checklist and accounting research tool provided by PwC in the fiscal year ended December 31, 2023.
Change in Certifying Accountant
We conducted a competitive process to determine our independent registered public accounting firm for the fiscal year ending December 31, 2024. Following a review and evaluation of the proposals from the participating firms, on March 27, 2024, the Audit Committee dismissed PwC as our independent registered public accounting firm effective immediately.
The audit report of PwC on our consolidated financial statements as of and for the fiscal year ended December 31, 2023 did not contain any adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles.
During the fiscal year ended December 31, 2023, and the subsequent interim period through March 27, 2024, there were (1) no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between us and PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreement in their reports on the financial statements for such years; and (2) no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K), except that, as previously disclosed in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (the “2023 10-K”) we reported a material weakness in internal control over financial reporting identified by management in the area of Information Technology General Controls related to (i) user access and segregation of duty controls that restrict user and privileged access to appropriate personnel; (ii) program change management controls; and (iii) certain computer operations controls.

Arlo Technologies, Inc. Notice of 2025 Annual Meeting and Proxy Statement 61

On March 27, 2024, the Audit Committee appointed Deloitte as our new independent registered public accounting firm for the fiscal year ending December 31, 2024, effective immediately.
During the fiscal year ended December 31, 2023, and the subsequent interim period through March 27, 2024, neither we, nor any party on behalf of us consulted with Deloitte with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on our financial statements, and no written report or oral advice was provided to us by Deloitte that Deloitte concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).
The charter of the Audit Committee requires the Audit Committee to submit its appointment of Deloitte as our independent registered public accounting firm to the stockholders for their non-binding ratification. If the stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain that firm. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of us and our stockholders.
The affirmative vote of the holders of a majority of the shares present or represented by proxy and entitled to vote on the matter at the Annual Meeting will be required to ratify the appointment of Deloitte.
Pre-Approval Policies and Procedures
Our Audit Committee has adopted a policy and procedures for the pre-approval of audit and non-audit services rendered by our independent registered public accounting firm, Deloitte. The policy generally pre-approves specified services in the defined categories of audit services, audit-related services, and tax services up to specified amounts. Pre-approval may also be given as part of our Audit Committee’s approval of the scope of the engagement of the independent auditor or on an individual, explicit, case-by-case basis before the independent auditor is engaged to provide each service. The pre-approval of services may be delegated to one or more of our Audit Committee members, but the decision must be reported to the full Audit Committee at its next scheduled meeting.
Our Audit Committee has determined that the rendering of services other than audit services by Deloitte is compatible with maintaining the principal accountant’s independence.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL TWO.

62

PROPOSAL TWO

Audit Committee Report*
The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2024 with our management. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in our Annual Report.
Catriona Fallon (Chair)
Jocelyn E. Carter-Miller
Prashant (Sean) Aggarwal
Amy Rothstein
* The material in this report is not “soliciting material,” is not deemed “filed” with the Securities and Exchange Commission and is not to be incorporated by reference in any filing of the Company under the Exchange Act or the Securities Act of 1933, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Arlo Technologies, Inc. Notice of 2025 Annual Meeting and Proxy Statement 63

PROPOSAL THREE

ADVISORY VOTE ON THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and Section 14A of the Exchange Act, the Company’s stockholders are entitled to vote to approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in this Proxy Statement in accordance with SEC rules.
This vote is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s named executive officers and the philosophy, policies and practices described in this Proxy Statement. The compensation of the Company’s named executive officers subject to the vote is disclosed in the Compensation Discussion and Analysis, the compensation tables, and the related narrative disclosure contained in this Proxy Statement. As discussed in those disclosures, our Compensation and Human Capital Committee designs our executive compensation program to emphasize variable, at-risk pay that is intended to align the interests of our executives with those of our stockholders. Compensation of the Company’s named executive officers is designed to enable the Company to attract and retain talented and experienced executives to lead the Company successfully in a competitive environment.
Accordingly, the Board is asking the stockholders to indicate their support for the compensation of the Company’s named executive officers as described in this Proxy Statement by casting a non-binding advisory vote “FOR” the following resolution:
“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, included in the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.”
Because the vote is advisory, it is not binding on the Board or the Company. Nevertheless, the views expressed by the stockholders, whether through this vote or otherwise, are important to management and the Board and, accordingly, the Board and the Compensation and Human Capital Committee intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements.
Advisory approval of this proposal requires the vote of the holders of a majority of the shares present virtually or represented by proxy and entitled to vote on the matter at the annual meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL THREE.

64

OTHER MATTERS

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.
A copy of the Company’s Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 2024 is available without charge upon written request to: Arlo Technologies, Inc., Attn: Corporate Secretary, 5770 Fleet Street, Carlsbad, California 92008.

Arlo Technologies, Inc. Notice of 2025 Annual Meeting and Proxy Statement 65

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

Q:
Why did I receive a notice regarding the availability of proxy materials on the Internet?
A:

Pursuant to rules adopted by the SEC, we have elected to provide access to our proxy materials over the Internet. Accordingly, we have sent you a Notice because the Board of Arlo Technologies, Inc. is soliciting your proxy to vote at the 2025 Annual Meeting, including at any adjournments or postponements of the meeting. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. You are invited to virtually attend the Annual Meeting to vote on the proposals described in this proxy statement. The Annual Meeting will be held virtually on June 20, 2025, at 9:30 a.m., Pacific Time. You can attend the Annual Meeting online by visiting http://www.virtualshareholdermeeting.com/ARLO2025, where you will be able to listen to the meeting live, submit questions and vote online. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return your proxy card that you may request or that we may elect to deliver at a later time or follow the instructions below to submit your proxy over the telephone or through the Internet.

We intend to mail the Notice on or about April 25, 2025 to all stockholders of record entitled to vote at the Annual Meeting.
Q:
Will I receive any other proxy materials by mail?
A:
We may send you a proxy card, along with a second Notice, on or after May 1, 2025.
Q:
Why are we holding a virtual Annual Meeting?
A:

We have decided to hold our Annual Meeting virtually again this year, which will be conducted via live audio webcast and online stockholder tools. We believe that our virtual Annual Meeting enables more stockholders (regardless of size, resources or physical location) to have direct access to information more quickly, reduces the environmental impact of our Annual Meeting, and provides for cost savings to us and our stockholders. During the Annual Meeting, we will answer appropriate questions submitted during the Annual Meeting to the extent relevant to the business of the Annual Meeting, and as time permits.

Q:
How do I attend the Annual Meeting?
A:

The Annual Meeting will be held online on Friday June 20, 2025, at 9:30 a.m., Pacific Time. You will be able to attend and participate in the Annual Meeting online by visiting http://www.virtualshareholdermeeting.com/ARLO2025 where you will be able to listen to the meeting live, submit questions and vote. You will not be able to attend the Annual Meeting in person. Information on how to vote at the Annual Meeting is discussed below. The Annual Meeting webcast will begin promptly at 9:30 a.m., Pacific Time. We encourage you to access the webcast prior to the start time. Online check-in will begin at 9:15 a.m., Pacific Time, and you should allow ample time for the check-in procedures.

Q:
What do I need in order to be able to participate in the virtual Annual Meeting?
A:

You will need the 16-digit control number included on your Notice in order to be able to vote your shares or submit questions during the Annual Meeting. Instructions on how to connect to the Annual Meeting and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at http://www.virtualshareholdermeeting.com/ARLO2025. If you do not have your 16-digit control number, you will be able to access and listen to the Annual Meeting but you will not be able to vote your shares or submit questions.

We will have technicians ready to assist you with any technical difficulties you may encounter accessing the virtual meeting or submitting questions. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual stockholder meeting login page.
Q:
Who can vote at the Annual Meeting?
A:

Only stockholders of record at the close of business on April 21, 2025 will be entitled to vote at the Annual Meeting. On this record date, there were 103,711,343 shares of common stock outstanding and entitled to vote. A complete list of stockholders entitled to vote at the Annual Meeting will be available for a period of ten days ending the day prior to the Annual Meeting at

66

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

our principal executive offices located at 5770 Fleet Street, Carlsbad, California 92008. In addition, the list of stockholders will also be available during the Annual Meeting on the virtual meeting site at http://www.virtualshareholdermeeting.com/ARLO2025.
Stockholder of Record: Shares Registered in Your Name
If, on April 21, 2025, your shares were registered directly in your name with our transfer agent, Computershare Trust Company, N.A., then you are a stockholder of record. As a stockholder of record, you may vote at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy over the telephone or on the Internet or vote by proxy using a proxy card that you may request or that we may elect to deliver at a later time as instructed below to ensure your vote is counted. If you submit your proxy telephonically or over the Internet, you must do so no later than 11:59 p.m., Eastern Time on June 19, 2025. Stockholders who attend the Annual Meeting should follow the instructions at http://www.virtualshareholdermeeting.com/ARLO2025 to vote online during the Annual Meeting.
Beneficial Owner: Shares Registered in the Name of a Broker or Bank
If, on April 21, 2025, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares at the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent.
Q:
What am I voting on?
A:
There are three matters scheduled for a vote:
•	Proposal One: Election of the two Class I directors named herein to hold office until the 2028 annual meeting of stockholders;
•	Proposal Two: Ratification of the appointment by the Audit Committee of Deloitte as the independent registered public accounting firm for the fiscal year ending December 31, 2025; and
•	Proposal Three: Advisory approval of the compensation of our named executive officers.
Q:
What if another matter is properly brought before the Annual Meeting?
A:

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

Q:
How do I vote?
A:

You may either vote “For” all the nominees to the Board or you may “Withhold” your vote for any nominee you specify. For the other matters to be voted on, you may vote “For” or “Against” or abstain from voting.

The procedures for voting are as follows:
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record, you may vote online at the Annual Meeting, vote by proxy over the telephone, vote by proxy through the Internet or vote by proxy using a proxy card that you may request or that we may elect to deliver at a later time. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote online even if you have already voted by proxy.
•
VOTE ONLINE AT THE ANNUAL MEETING: To vote online during the Annual Meeting, please go to http://www.virtualshareholdermeeting.com/ARLO2025. You will be asked to provide the 16-digit control number included on your Notice. Once you have logged into the Annual Meeting, please follow the instructions to vote your shares. If you do not have your 16-digit control number, you will be able to access and listen to the Annual Meeting but you will not be able to vote your shares or submit questions.

Arlo Technologies, Inc. Notice of 2025 Annual Meeting and Proxy Statement 67

•
VOTE BY PHONE: To vote over the telephone, dial toll-free 1-800-690-6903 using any touch-tone telephone and follow the recorded instructions. You will be asked to provide the 16-digit control number from the Notice. Your telephone vote must be received by 11:59 p.m., Eastern Time on June 19, 2025 to be counted.

•
VOTE BY INTERNET: You may vote by completing an electronic proxy card at www.proxyvote.com. You will be asked to provide the 16-digit control number from the Notice. Your Internet vote must be received by 11:59 p.m., Eastern Time on June 19, 2025 to be counted. We provide internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

•
VOTE BY PROXY CARD: To vote using a proxy card, simply complete, sign and date the proxy card that may be delivered and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

Beneficial Owner: Shares Registered in the Name of Broker or Bank
If you are a beneficial owner of shares registered in the name of your brokerage firm, bank, dealer or other agent, you should have received a Notice containing voting instructions from that organization rather than from Arlo. Simply follow the voting instructions in the Notice to ensure that your vote is counted. To vote at the Annual Meeting, you must obtain a valid proxy from your brokerage firm, bank, dealer or other agent. Follow the instructions from your broker or bank, or contact your broker or bank to request a proxy form.
Q:
How many votes do I have?
A:
On each matter to be voted upon, you have one vote for each share of common stock you own as of the close of business on April 21, 2025.
Q:
If I am a stockholder of record and I do not vote, or if I return a proxy card or otherwise vote without giving specific voting instructions, what happens?
A:
If you are a stockholder of record and do not vote by completing your proxy card, by telephone, through the Internet or online at the Annual Meeting, your shares will not be voted.
If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “For” the election of all of the nominees for Class I directors and “For” the ratification of the selection by the Audit Committee of Deloitte as the independent registered public accounting firm for the fiscal year ending December 31, 2025. If any other matter is properly presented at the meeting, your proxy holder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.
Q:
If I am a beneficial owner of shares held in street name and I do not provide my broker or bank with voting instructions, what happens?
A:

If you are a beneficial owner and do not instruct your brokerage firm, bank, dealer or other agent how to vote your shares, the question of whether your broker or nominee will still be able to vote your shares depends on whether the particular proposal is considered to be a routine matter under applicable rules. Under the rules of NYSE, brokers, banks and other intermediaries that are subject to NYSE rules may use their discretion to vote your “uninstructed” shares with respect to matters considered to be “routine” under NYSE rules, but not with respect to “non-routine” matters. Under applicable NYSE rules and interpretations, non-routine matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation), and certain corporate governance proposals, even if management-supported. Accordingly, without your instructions, your broker or nominee may not vote your shares on Proposals One or Three, but may vote your shares on Proposal Two.

If you are a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.

68

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

Q:
How are proxies solicited and who is paying for this proxy solicitation?
A:

During 2024, we hired Mackenzie Partners to assist in the distribution of proxy materials and the solicitation of proxy votes from individual stockholders as well as brokerage firms, fiduciaries, custodians, and other similar organizations representing beneficial owners of shares for the Annual Meeting. We are working with Mackenzie Partners to improve our access to larger index or “passive” stockholders which generally have limited corporate engagement resources or don't typically engage with company's management teams. Additionally, Arlo has a significant retail investor base and Mackenzie Partners has a scaled outreach service offering that reach out to that stockholder segment on Arlo’s behalf.

Arlo will pay for the entire cost of soliciting proxies. We have agreed to pay Mackenzie Partners a fee of approximately $20,000 plus variable amounts for additional proxy solicitation services and out-of-pocket expenses. In addition to these proxy materials, Arlo’s directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks, dealers or other agents for the cost of forwarding proxy materials to beneficial owners.
Q:
What does it mean if I receive more than one Notice?
A:

If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the Notice to ensure that all of your shares are voted.

Q:
Can I change my vote after submitting my proxy?
A:
Stockholder of Record: Shares Registered in Your Name
Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:
•	You may submit another properly completed proxy card with a later date.
•	You may grant a subsequent proxy by telephone or through the Internet.
•	You may send a timely written notice that you are revoking your proxy to Arlo’s Corporate Secretary at 5770 Fleet Street, Carlsbad, California 92008.
•	You may attend the Annual Meeting and vote online at that time. Simply attending the Annual Meeting will not, by itself, revoke your proxy.
Your most recent proxy card or telephone or Internet proxy is the one that is counted.
Beneficial Owner: Shares Registered in the Name of Broker or Bank
If your shares are held by your brokerage firm, bank, dealer or other agent as a nominee, you should follow the instructions provided by such brokerage firm, bank, dealer or other agent.
Q:
When are stockholder proposals and director nominations due for next year’s annual meeting?
A:

To be considered for inclusion in our proxy materials for next year’s annual meeting, your proposal must be submitted in writing by December 26, 2025, to the attention of the Corporate Secretary of Arlo, 5770 Fleet Street, Carlsbad, California 92008. If we hold next year’s annual meeting more than 30 days before or after June 20, 2026 (the one-year anniversary date of the Annual Meeting), we will disclose the new deadline by which stockholder proposals must be received to be considered for inclusion in our proxy statement for that annual meeting under Item 5 of Part II of our earliest possible Quarterly Report on Form 10-Q or, if impracticable, by any means reasonably determined to inform stockholders. Stockholder proposals are subject to applicable rules under the Exchange Act. The timely submission of such a proposal (including a director nomination) does not guarantee its inclusion in our proxy materials. In addition, the amended and restated bylaws establish an advance notice procedure for stockholders who wish to bring forth a proposal, including a director nomination, before an annual meeting of stockholders but which are not included in our proxy statement. If you wish to submit such a proposal (including a director nomination) that is to be brought before next year’s annual meeting, you must do so between January 21, 2026 and February 20, 2026. In the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than 30 days from the date contemplated at the time of the previous year’s proxy statement, notice by the stockholder must be received not later than the close of business on the tenth day following the day notice of the date of the meeting was mailed or public disclosure was made, whichever occurs first. You are also advised to

Arlo Technologies, Inc. Notice of 2025 Annual Meeting and Proxy Statement 69

review the amended and restated bylaws, which contain additional requirements relating to advance notice of stockholder proposals and director nominations. The timely submission of such a proposal (including a director nomination) does not guarantee it will be brought before the annual meeting.
In addition to satisfying the foregoing requirements under our amended and restated bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Board’s nominees must provide notice that sets forth any additional information required by Rule 14a-19 promulgated under the Exchange Act, no later than April 21, 2026.
Q:
What are “broker non-votes”?
A:

When a beneficial owner of shares held in “street name” does not give instructions to the brokerage firm, bank, dealer or other agent holding the shares as to how to vote on matters deemed to be non-routine under applicable rules, the broker or nominee cannot vote the shares. These unvoted shares are counted as “broker non-votes.”

Q:
How are votes counted?
A:

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count, for the proposal to elect directors, votes “For” “Withhold” and broker non-votes; and, for the other proposals, votes “For” and “Against,” abstentions and, if applicable, broker non-votes. “Withhold” and broker non-votes will have no effect on the outcome of Proposal One. Abstentions will be counted towards the vote total for Proposals Two and Three, and will have the same effect as “Against” votes. Broker non-votes will be counted towards the presence of a quorum but will not be counted towards the vote total for any proposal.

As a reminder, if you are a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.
Q:
How many votes are needed to approve each proposal?

A:     •
For Proposal One, the election of directors, the two nominees receiving the most “For” votes from the holders of shares present or represented by proxy and entitled to vote on the election of directors will be elected. Only votes “For” will affect the outcome. While “Withhold” votes and broker non-votes will have no effect on the outcome of the vote, we have adopted a Majority Voting in Uncontested Elections Policy pursuant to which any nominee for director at the Annual Meeting would be required to submit an offer of resignation for consideration by the Nominating and Corporate Governance Committee if such nominee for director receives a greater number of “Withhold” votes than votes “For” such election. For more information on this policy see the section titled “Board of Directors and Corporate Governance—Corporate Governance Guidelines.”

•
To be approved, Proposal Two, the ratification of the appointment of Deloitte as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2025, must receive “For” votes from the holders of a majority of shares present or represented by proxy and entitled to vote on the matter. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes, if any, will have no effect; however, Proposal 2 is a “routine” matter and therefore we do not expect broker non-votes in connection with this proposal.

•
Proposal Three, advisory approval of the compensation of the Company’s named executive officers, will be approved if it receives “For” votes from the holders of a majority of shares present virtually or represented by proxy and entitled to vote on the matter. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes, if any, will have no effect.

Q:
What is the quorum requirement?
A:

A quorum of stockholders is necessary to hold the Annual Meeting. A quorum will be present if stockholders holding at least a majority of the outstanding shares entitled to vote are present at the Annual Meeting or represented by proxy. On the record date, there were 103,711,343 shares outstanding and entitled to vote. Thus, the holders of 51,855,673 shares must be present virtually or represented by proxy at the Annual Meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your brokerage firm, bank, dealer or other agent) or if you vote at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of shares present at the Annual Meeting or represented by proxy may adjourn the Annual Meeting to another date.

70

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

Q:
How can I find out the results of the voting at the Annual Meeting?
A:

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a Current Report on Form 8-K that we expect to file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Annual Meeting, we intend to file a Current Report on Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Current Report on Form 8-K to publish the final results.

Q:
I share an address with another stockholder and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?
A:

We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the Notice and, if applicable, the proxy materials to multiple stockholders who share the same address unless we receive contrary instructions from one or more of the stockholders. This procedure reduces our printing costs, mailing costs, and fees. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice of Internet Availability of Proxy Materials, please notify your broker or Arlo. Direct your written request to Arlo Technologies, Inc., Attn: Corporate Secretary, 5770 Fleet Street, Carlsbad, California 92008 or call us at (408) 890-3900 and we will promptly deliver the requested documents or notice. Stockholders who currently receive multiple copies of the Notice of Internet Availability of Proxy Materials at their addresses and would like to request “householding” of their communications should contact their brokers.

Arlo Technologies, Inc. Notice of 2025 Annual Meeting and Proxy Statement 71

Annex A: Reconciliation of Non-GAAP Items

We have provided in this Proxy Statement financial information that has not been prepared in accordance with generally accepted accounting principles (“U.S. GAAP”). These non-GAAP financial measures are not based on any standardized methodology prescribed by U.S. GAAP and are not necessarily comparable to similarly titled measures presented by other companies. We use these non-GAAP financial measures to evaluate our operating performance and trends and make planning decisions. We believe that these non-GAAP financial measures help identify underlying trends in our business that could otherwise be masked by the effect of the expenses and other items that we exclude in these non-GAAP financial measures. Accordingly, we believe that these non-GAAP financial measures provide useful information to stockholders and others in understanding and evaluating our operating results, enhancing the overall understanding of our past performance and future prospects, and allowing for greater transparency with respect to a key financial metric used by our management in its financial and operational decision-making.
Non-GAAP financial measures should not be considered in isolation of, or as an alternative to, measures prepared in accordance with U.S. GAAP. Stockholders are encouraged to review the reconciliation of these financial measures to their nearest U.S. GAAP financial equivalents provided in the tables below. The most directly comparable financial measure calculated under U.S. GAAP for non-GAAP operating income is GAAP operating loss. We define non-GAAP operating income as GAAP operating loss adjusted to exclude stock-based compensation expense and other expenses, which includes restructuring charges, write-off of deferred financing costs, separation expenses, amortization of software development cost, depreciation expenses and litigation reserves, net, and the related tax effects, that we do not consider representative of our underlying operating performance. We define free cash flow (usage) as net cash provided by (used in) operating activities less capital expenditures and define free cash flow (usage) margin as the free cash flow (usage) divided by revenue. We use free cash flow as non-GAAP measure when assessing the sources of liquidity, capital resources, and quality of earnings. We believe that free cash flow (usage) is helpful in understanding our capital requirements and provides an additional means to reflect the cash flow trends in our business.
Reconciliation of GAAP operating loss to Non-GAAP operating income:

	December 31, 2024	December 31, 2023	December 31, 2022
	(In thousands, except percentage data)
GAAP operating loss	$(34,892)	$(24,903)	$(56.879)
Stock-based compensation expense	68,657	47,948	48.476
Others	4,100	1,912	2.339
Non-GAAP operating income	$37,865	$24,957	$(6.064)
Free cash flow (usage):
Net cash provided by (used in) operating activities	$51,306	$38,302	$(45,962)
Less: Purchases of property and equipment	(2,688)	(2,847)	(2,010)
Free cash flow (usage)	$48,618	$35,455	$(47,972)
Free cash flow (usage) margin	9.5%	7.2%	(9.8)%

72

SCAN TO
VIEW MATERIALS & VOTE

ARLO TECHNOLOGIES, INC.
5770 FLEET STREET
CARLSBAD, CA 92008

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on June 19, 2025. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/ARLO2025**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on June 19, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V72495-P25859 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ARLO TECHNOLOGIES, INC.

The Board of Directors recommends you vote FOR ALL of the following nominees:

	For All	Withhold All	For All Except
1. Election of two Class I directors for three-year terms.	▢	▢	▢

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Ralph Faison
02) Jocelyn Carter-Miller

The Board of Directors recommends you vote FOR the following proposals:

NOTE: Such other business as may properly come before the meeting or any adjournment thereof will be voted on by the proxy holders in their discretion.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

V72496-P25859

ARLO TECHNOLOGIES, INC.
Annual Meeting of Stockholders
June 20, 2025 9:30 AM Pacific Time
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Matthew McRae and Brian Busse, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of ARLO TECHNOLOGIES, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:30 AM, Pacific Time on June 20, 2025, virtually via live webcast at www.virtualshareholdermeeting.com/ARLO2025, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side